Prospectus/Proxy Statement–
Please Vote Today!
Federated New York Municipal Income Fund– Tax-Free Reorganization
Time is of the essence. Voting only takes a few minutes and your participation is important! We recommend that you read the Prospectus/Proxy Statement in its entirety; the explanation will help you decide on the proposal.
Thank you in advance for your vote and your continued support of the Federated Funds.
Federated New York Municipal Income Fund (the “Fund” or “NYMIF”), a portfolio of Federated Municipal Securities Income Trust, will hold a special meeting of shareholders on November 27, 2017. Please refer to the enclosed Prospectus/Proxy Statement as well as the highlighted information below for details on the proposal.
Why am I being asked to vote?
Certain mutual funds are required to seek approval from shareholders for certain types of events, like the one described here and in the accompanying Prospectus/Proxy Statement. As a shareholder, you have a right to vote on this proposal, and we urge you to do so. A prompt response will save the expense of additional follow-up mailings and solicitations.
What is the proposal?
The proposal is to reorganize the Fund into Federated Municipal Bond Fund, Inc. (formerly, Federated Municipal Securities Fund, Inc.) (FMBDF) (the “Reorganization”).
Why has the Board of Trustees recommended that I vote in favor of the proposal?
•	The Board of Trustees of the Fund, including the Independent Trustees, unanimously recommends that you vote in favor of the proposal because it believes that the Reorganization is in the best interests of the Fund and that the interests of existing shareholders will not be diluted as a result of the Reorganization. NYMIF's shareholders will receive shares of a fund with greater assets and a stronger overall long term performance record than NYMIF.
•	After the Reorganization, shareholders of the Fund will be invested in a nationally diversified municipal bond portfolio with greater assets and a stronger overall long term performance record. Although net expenses of FMBDF on a per class basis will be slightly higher than those of NYMIF, total gross expenses of FMBDF on a per class basis will be lower than those of NYMIF. Please note that before waived fees and reimbursed expenses, FMBDF's total annual gross expenses are lower than those of NYMIF and, while prior to January 1, 2019, any applicable fee limits can only be increased (and related waivers and reimbursed expenses reduced) with Board approval, there are no assurances that fee waivers and reimbursed expenses for FMBDF will extend beyond January 1, 2019.
Please see the sections entitled “Summary—Reasons for the Proposed Reorganization” and “Comparison of Potential Risks and Returns: Performance Information” in the Prospectus/Proxy Statement for more information.
How will the Reorganization affect my investment?
•	The total net asset value of your investment will not change as a result of the Reorganization and you will not have to pay any sales charge in connection with the exchange of your shares. You will receive shares of Federated Municipal Bond Fund, Inc. (“Shares”) with a total dollar value equal to the total dollar value of the Federated New York Municipal Income Fund shares (“Shares”) that you own at the time of the Reorganization.

If you own Shares in:	You will receive Shares of:
Federated New York Municipal Income Fund	Federated Municipal Bond Fund, Inc.
Class A Shares	Class A Shares
Class B Shares	Class B Shares

•	The Reorganization is expected to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended.
•	The Fund will distribute to its shareholders any undistributed income and realized capital gains accumulated prior to the Reorganization. With respect to capital gains, they will be distributed to shareholders prior to the Reorganization and will be taxable. Distributions of any previously undistributed income will either be reinvested in a shareholder's account in FMBDF or distributed to Fund shareholders following the Reorganization and will generally be tax-exempt for Fund shareholders. As of August 31, 2017, the estimated per share dollar amount of any capital gains or any previously undistributed income is $0 and $0, respectively.
•	Unlike NYMIF, FMBDF will invest its assets so that a majority of the income distributed by FMBDF will not be exempt from the personal income taxes imposed by the state of New York and New York municipalities.
•	The investment objectives, certain investment strategies and certain fundamental and non-fundamental investment limitations of FMBDF are materially different than those of NYMIF.
When will the Reorganization occur?
Assuming shareholder approval is obtained, the Reorganization is currently expected to occur after the close of business on or about December 8, 2017.
Who will pay for the Reorganization?
The Fund is being requested to bear direct proxy expenses, including mailing, processing, tabulation, printing and solicitation costs and expenses, as well as the cost associated with printing and mailing of prospectus supplements, as applicable, associated with the Reorganization.
Will my current account options transfer over to my new account?
Yes, these servicing features will transfer automatically to your Federated Municipal Bond Fund, Inc. account. However, if you participate in a systematic investment program, you will receive a communication requesting that you confirm your continued participation in such a plan.
What should I do in connection with the Reorganization?
Please vote your Shares today. If the Reorganization is approved, your Shares will automatically be exchanged for Federated Municipal Bond Fund, Inc. Shares. Please do not attempt to make the exchange into Federated Municipal Bond Fund, Inc. yourself in advance of the Reorganization.
How do I vote?
There are several ways in which you can cast your vote:
•	Online–Use the web address on the proxy card;
•	Telephone–Use the toll-free telephone number on the proxy card;
•	Mail–Complete and return the proxy card in the enclosed postage paid envelope; or
•	In Person at the November 27, 2017, meeting.
If you:
1.	Sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposal.
2.	Do not respond at all, we may contact you by telephone to request that you cast your vote.
Whom do I call if I have questions about this Prospectus/Proxy Statement?
Please don't hesitate to contact your Investment Professional or call us toll-free at 1-800-341-7400.
Thank you in advance for your vote and your continued support of the Federated Funds.
After careful consideration, the Board of Trustees has unanimously approved this proposal.
The Board of Trustees recommends that you read the enclosed materials carefully and vote FOR the proposal.

FEDERATED NEW YORK MUNICIPAL INCOME FUND
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 27, 2017
TO SHAREHOLDERS OF FEDERATED NEW YORK MUNICIPAL INCOME FUND:
A special meeting of shareholders of Federated New York Municipal Income Fund, (NYMIF) will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (Eastern time), on November 27, 2017, for the following purposes:
(1)	To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Municipal Bond Fund, Inc. (FMBDF) would acquire all, or substantially all, of the assets of NYMIF in exchange for Class A Shares and Class B Shares of FMBDF to be distributed pro rata by NYMIF to its shareholders of Class A Shares and Class B Shares, respectively, in a complete liquidation and dissolution of NYMIF and to transact such other business as may properly come before the special meeting or any adjournment thereof.
Any such vote in FAVOR or AGAINST the Proposal(s) will authorize the persons named as proxies to vote accordingly in FAVOR or AGAINST any adjournment of the Special Meeting.
The record date for determination of shareholders entitled to vote at the meeting has been fixed at September 28, 2017.
By Order of the Board of Trustees,

Peter J. Germain
Assistant Secretary
October 10, 2017
PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING
FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED
PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN,
DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM
MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES
NO POSTAGE IF MAILED IN THE UNITED STATES.

PROSPECTUS/PROXY STATEMENT
October 10, 2017
Acquisition of the assets of
FEDERATED NEW YORK MUNICIPAL INCOME FUND
A Portfolio of Federated Municipal Securities Income Trust
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400
By and in exchange for Shares of
FEDERATED MUNICIPAL BOND FUND, INC.
(Formerly, Federated Municipal Securities Fund, Inc.)
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400
This Prospectus/Proxy Statement describes the proposal for the reorganization (the “Reorganization”) pursuant to the Agreement and Plan of Reorganization (the “Plan”), of Federated New York Municipal Income Fund (NYMIF), with and into Federated Municipal Bond Fund, Inc. (FMBDF). Under the Plan, NYMIF would transfer all or substantially all of its assets to FMBDF, in exchange for Shares of FMBDF. FMBDF is expected to be the accounting survivor in the Reorganization. Shares of FMBDF will be distributed pro rata by NYMIF to its shareholders in complete liquidation, dissolution and termination of NYMIF. As a result of the Reorganization, each shareholder holding Shares of NYMIF will become the shareholder of shares of FMBDF, having a total net asset value (NAV) equal to the total NAV of the shareholder's holdings in NYMIF on the date of the Reorganization (the “Closing Date”). For purposes of this Prospectus/Proxy Statement, NYMIF and FMBDF may be referred to individually, as applicable, as a “Fund” and, collectively, as the “Funds.”
The Board of Trustees of NYMIF (the “Board”) has determined that the Reorganization is in the best interests of NYMIF, and that interests of the existing shareholders of NYMIF will not be diluted as a result of the Reorganization. The Board is recommending that shareholders of NYMIF approve the Reorganization Plan. Information on the rationale for the Reorganization is included in this Prospectus/Proxy Statement in the section entitled “Summary—Reasons for the Proposed Reorganization.”
The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). For information on the tax consequences of the Reorganization, see the sections entitled “Summary—Tax Consequences” and “Information about the Reorganization—Federal Income Tax Consequences” in this Prospectus/Proxy Statement.
The investment objectives of NYMIF and FMBDF are provided in the chart below. The investment objectives, policies and risks of the Funds contain a few key differences. NYMIF's fundamental investment objective is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax) and the personal income taxes imposed by the state of New York and New York municipalities, which differs from FMBDF's fundamental investment objective of providing for its shareholders a high level of current income which is exempt from federal regular income tax.
The investment strategies of the Funds are largely similar, with the exception of NYMIF's focus on investing so that its distributions will be exempt from taxes imposed by the state of New York and New York municipalities. Furthermore, the Funds' fundamental and non-fundamental investment limitations are substantially similar, with the exception of NYMIF's investment limitation that the Fund invests its assets so that at least 80% of the income that it distributes is exempt from the personal income taxes imposed by the state of New York and New York municipalities and the Funds' differing diversification and concentration limitations. The Adviser does not believe that any such differences will materially impact the Reorganization. After the Reorganization is consummated, FMBDF, as the surviving fund, will continue to be operated in accordance with its investment objective and investment strategies. (See “Comparison of Investment Objectives, Policies and Risks.”)

Investment Objectives
NYMIF (Reorganizing Fund)	FMBDF (Surviving Fund)
To provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax (AMT)) and the personal income taxes imposed by the state of New York and New York municipalities.	To provide for its shareholders a high level of current income which is exempt from federal regular income tax.[1]

1	Federal regular income tax does not include the federal alternative minimum tax.
This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus for FMBDF, dated July 27, 2017, which is incorporated herein by reference. The Statement of Additional Information dated October 10, 2017 relating to this Prospectus/Proxy Statement, contains additional information and has been filed by FMBDF with the Securities and Exchange Commission (SEC) and is incorporated herein by reference.
A prospectus and Statement of Additional Information (“SAI”) for NYMIF dated October 31, 2016 (File Nos.: 33-36729 and 811-6165) have been filed with the SEC and are incorporated herein by reference.
In addition, each of the following documents is incorporated by reference (legally considered to be part of the Prospectus/Proxy Statement):
1. Statement of Additional Information for FMBDF dated July 27, 2017 (File Nos. 2-5718 and 811-2677);
2. Annual Report for NYMIF dated August 31, 2016 (File Nos. 33-36729 and 811-6165);
3. Annual Report for FMBDF dated March 31, 2017 (File Nos. 2-5718 and 811-2677); and
4. Semi Annual Report for NYMIF dated February 28, 2017 (File Nos. 33-36729 and 811-6165).
Copies of these materials and other information about NYMIF and FMBDF may be obtained without charge by writing or calling the Funds at the addresses and telephone numbers shown on the previous pages. You can copy and review information about the Funds at the SEC's Public Reference Room in Washington, D.C. or by visiting the Fund's web site at FederatedInvestors.com. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about NYMIF and FMBDF are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-1520.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on November 27, 2017: This Prospectus/Proxy Statement is available on the Internet at the website listed on your proxy card(s). On this website, you also will be able to access the Notice of Special Meeting of Shareholders, the form of proxy cards and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.
SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

SUMMARY
This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement. A form of the Agreement and Plan of Reorganization (the “Plan”) pursuant to which the reorganization (the “Reorganization”) will be conducted is attached to this Prospectus/Proxy Statement as Annex A. The prospectus of FMBDF also accompanies this Prospectus/Proxy Statement.
If the proposal is approved, under the Plan, NYMIF will transfer all, or substantially all, of its assets to FMBDF in exchange for Class A Shares and Class B Shares of FMBDF. NYMIF will not transfer deferred or prepaid expenses, to the extent that they do not have a continuing value to FMBDF, and which are not expected to be material in amount. NYMIF will be required to discharge all of its liabilities and obligations prior to consummation of the Reorganization. In doing so, pursuant to a policy previously reviewed with the Board, NYMIF will set aside cash to satisfy its remaining liabilities, which cash would be placed in a “closed fund pool” used to pay the expenses and not be transferred to FMBDF. If, after the Closing Date, additional cash in excess of accrued expenses recorded on NYMIF's books on or before the Closing Date are received by or returned to NYMIF, such amounts would be placed into the closed fund pool to pay expenses or, if all expenses have been paid, amounts that do not impact shareholders may be retained by the Adviser and its affiliates in accordance with the policy. Any amount impacting shareholders (i.e., that is not an expense accrual item) should be received by FMBDF as the surviving fund. Moreover, any amounts received or returned that are not retained by NYMIF's Adviser (as defined below) or its affiliates should be remitted to FMBDF as the surviving fund. FMBDF is expected to be the accounting survivor of the Reorganization. FMBDF's Class A Shares and Class B Shares will be distributed pro rata by NYMIF to its shareholders in complete liquidation, dissolution and termination of NYMIF. As a result of the Reorganization, each shareholder of NYMIF's Class A Shares and Class B Shares will become the shareholder of Class A Shares and Class B Shares of FMBDF having a total NAV equal to the total NAV of the shareholder's holdings in NYMIF on the date of the Reorganization.
REASONS FOR THE PROPOSED REORGANIZATION
NYMIF's investment objective is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax (AMT)) and the personal income taxes imposed by the state of New York and New York municipalities. FMBDF's investment objective is to provide for its shareholders a high level of current income which is exempt from federal regular income tax.
The Reorganization was recommended to the Board because NYMIF's shareholders will be merged into a nationally diversified municipal bond portfolio with stronger overall long-term performance and greater prospects for long-term growth (See “Comparison of Potential Risks and Returns: Performance Information”). As a result of the Reorganization, the Adviser believes that shareholders of NYMIF will receive shares in a fund with greater assets and stronger overall-long term performance than NYMIF, although net share class expense ratios will increase. Please note that before waived fees and reimbursed expenses, FMBDF's total annual gross expenses for each share class are lower than those of NYMIF and, while prior to January 1, 2019, any applicable fee limits can only be increased (and related waivers and reimbursed expenses reduced) with Board approval, there are no assurances that fee waivers and reimbursed expenses for FMBDF will extend beyond January 1, 2019. In addition, there are no assurances that FMBDF's overall performance record will continue in the future and, if the Reorganization were to be consummated, NYMIF shareholders would lose the benefit of tax favored status of dividends under New York State and municipal income taxes.
As of July 31, 2017, the total net assets were $27,854,440 for NYMIF and $348,036,155 for FMBDF, inclusive of FMBDF's Class C, Class F and Institutional Shares, which are not involved in the Reorganization. FMBDF has significantly more assets than NYMIF.
Federated Investment Management Company, the investment adviser to the Funds (“Adviser”), believes that the proposed Reorganization will result in NYMIF's shareholders receiving shares in a fund that has: (i) greater assets; (ii) a performance record that is generally stronger overall in the long term; and (iii) lower gross share class expense ratios. If the Reorganization is not approved by shareholders, the Adviser will consider recommending that the Board approve the liquidation, dissolution and termination of NYMIF.

As of July 31, 2017, the total net assets of NYMIF and FMBDF were as follows:
Reorganizing Fund	Share Classes	Total Net Assets (as of 7/31/2017)
Federated New York Municipal Income Fund	Class A	$26,252,934
	Class B	$1,601,506
	Total Fund Assets	$27,854,440

Surviving Fund	Share Classes	Total Net Assets (as of 7/31/2017)
Federated Municipal Bond Fund	Class A	$300,376,574
	Class B	$3,865,585
	Class C	$16,225,186
	Class F	$27,568,710
	Institutional Shares*	$100
	Total Fund Assets	$348,036,155
*	FMBDF's Institutional Shares commenced operations on July 27, 2017.
In light of the above rationale and considerations, and the requirements of Rule 17a-8 under the Investment Company Act of 1940 (“1940 Act”), in considering the Reorganization, the Board took into account all pertinent factors it deemed relevant, including: (i) any changes in investment objective, restrictions and policies resulting from the Reorganization; (ii) any direct or indirect tax consequences; (iii) any effect of the Reorganization on annual fund operating expenses and fees; and (iv) any fees or expenses to be borne directly or indirectly by the Funds in connection with the Reorganization. (See “Board Considerations Relating to the Reorganization.”)
With respect to Reorganization-related expenses:
•	NYMIF will pay direct proxy expenses, including mailing, processing, tabulation, printing and solicitation costs and expenses, as well as the cost associated with printing and mailing of prospectus supplements, as applicable, associated with the Reorganization estimated at $18,381;
•	The effect on the net asset value of NYMIF as a result of the payment of the direct proxy, supplement and brokerage expenses would be approximately $0.0069 per share;
•	The Adviser will pay the other direct and indirect expenses of the Reorganization on behalf of NYMIF (consisting primarily of legal and accounting fees) except that NYMIF will pay the estimated direct proxy expenses described above;
•	NYMIF is expected to incur minimal brokerage expenses related to the sale of any assets prior to the proposed Reorganization or the purchase of replacement securities;
•	There will be no dilution to shareholders as a result of the Reorganization, because each NYMIF shareholder will become the owner of shares of FMBDF having a total net asset value equal to the total net asset value of his or her holdings in NYMIF on the date of the Reorganization; and
•	NYMIF shareholders will lose the benefit of tax favored status of dividends under New York State and municipal income taxes.
In sum, NYMIF shareholders will be receiving shares in a fund that is more viable with greater assets and generally better long term performance. NYMIF shareholders also will be receiving shares of FMBDF in a Reorganization transaction that is intended to be tax-free and therefore will experience a more preferable tax result as compared to a liquidation of NYMIF.
FMBDF will benefit from the increase in its assets resulting from the Reorganization and the pro forma total expenses of FMBDF are expected to be substantially the same after the Reorganization. As described below in “Investment Advisory Fees,” the Funds' advisory fee structures differ in that NYMIF's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.40% of average daily net assets; whereas FMBDF's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.30% of average daily net assets, plus 4.50% of FMBDF's gross income. The blended fee of FMBDF could be higher or lower than the annual advisory fee of NYMIF.
By contrast, the Adviser and its affiliates, with respect to NYMIF, will benefit from the Reorganization as a result of (i) the liquidation, dissolution and termination of NYMIF in connection with the reorganization, which eliminates the need to “subsidize” NYMIF, and (ii) the increase in the assets of FMBDF (which would increase asset-based fee revenue for the Adviser and its affiliates with respect to FMBDF). Except for these two benefits, the Adviser and its affiliates would not receive a monetary benefit from the Reorganization. In considering these benefits to the Adviser, with respect to NYMIF, the Adviser believes consideration should be given to the fact that, instead of reorganizing NYMIF in a Reorganization that the Adviser believes will be beneficial to NYMIF shareholders, the Adviser and its affiliates could either (A) reduce their voluntary waivers on NYMIF's share classes (which could provide the Adviser with the same two benefits noted above) or (B) propose to liquidate NYMIF (which could provide the Adviser with the first benefit noted above – the elimination of the need to “subsidize” NYMIF).
Given the above factors, the Adviser believes that the bulk of the benefits of the Reorganization favor NYMIF and its shareholders, as opposed to the Adviser and its affiliates, and that, in this instance, the proposed allocation of expenses is reasonable and appropriate, and does not result in unfair dilution nor does it result in NYMIF bearing the cost of a transaction where a greater benefit will accrue to another person (such as the Adviser and its affiliates).
In consideration of the foregoing and other information in this Prospectus/Proxy Statement, the Board, including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act, has determined that participation in the Reorganization is in the best interests of NYMIF and the interests of the existing shareholders of NYMIF will not be diluted as a result of the Reorganization. Therefore, the Board has unanimously approved, and is recommending that NYMIF shareholders approve, the Reorganization of NYMIF into FMBDF.
TAX CONSEQUENCES
Tax-Free Reorganization under The Code
As a non-waivable condition to the Reorganization, each Fund will receive an opinion of counsel that the Reorganization will be considered a “tax-free reorganization” under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), so that no gain or loss will be recognized directly as a result of the Reorganization by either Fund or by NYMIF's shareholders. To qualify, FMBDF must acquire “substantially all” of the assets of NYMIF in exchange for FMBDF shares and the assumption of specified Reorganizing Fund liabilities (if any), NYMIF must liquidate completely as a result of the Reorganization and distribute FMBDF shares to NYMIF shareholders, and FMBDF must either (1) use a “significant portion” of NYMIF's historic assets in a business (the “asset continuity” test), or (2) continue NYMIF's “historic business” (the “business continuity” test). The Adviser intends to satisfy the requirements of the Code for tax-free reorganizations under the business continuity test. To satisfy the business continuity test, FMBDF must continue a significant historic business of NYMIF, which generally requires that, on the date of the Reorganization, at least one-third of NYMIF's assets must meet FMBDF's investment objectives, strategies, policies, risks and restrictions, and that NYMIF did not alter its portfolio in connection with the Reorganization to meet the one-third threshold. FMBDF may, but is not required to, retain a certain portion of NYMIF's portfolio securities post-Reorganization. The aggregate tax basis of the shares of FMBDF received by the NYMIF shareholders will be the same as the aggregate tax basis of their shares in NYMIF. Prior to the Reorganization, NYMIF will distribute to shareholders any net capital gains. Distribution of any previously undistributed income will either be reinvested in a shareholder's account in FMBDF or distributed to NYMIF shareholders following the Reorganization. Distributions of capital gains, if any, will be taxable but distribution of previously undistributed income will generally be tax-exempt for NYMIF shareholders.
Distributions and the Treatment of Capital Loss Carryforwards and Realized Gains
As noted above, shareholders will not incur capital gains or losses on the exchange of shares of NYMIF for shares of FMBDF as a result of the Reorganization. However, shareholders will incur capital gains or losses if they sell their shares of NYMIF before the Reorganization becomes effective or sell/exchange their shares of FMBDF after the Reorganization becomes effective. Shareholders also will be responsible for tax obligations associated with monthly, periodic or other dividend or capital gains distributions that occur prior to and after the Reorganization.
For example, shareholders will be responsible for any taxes payable in connection with taxable distributions made, if any, by NYMIF immediately prior to the Reorganization. These distributions may include capital gains realized on dispositions of portfolio securities in the ordinary course of business or in connection with the Reorganization. At the time of the Reorganization, it is anticipated that NYMIF will transfer most, if not all, of its then existing portfolio to FMBDF pursuant to the Reorganization. As of the Closing Date, if any such dispositions of portfolio securities from the portfolio of NYMIF result in NYMIF having a net capital gain, such capital gain will be distributed to shareholders as a taxable distribution prior to the Reorganization being consummated. NYMIF does not currently intend to sell any of its portfolio securities, other than in the ordinary course of business, prior to the Reorganization. Consequently, because NYMIF anticipates transferring most, if not all, of its securities to FMBDF pursuant to the Reorganization, brokerage costs incurred in connection with the Reorganization and the repositioning of NYMIF's portfolio are expected to be minimal.

As of August 31, 2016, its last fiscal year end for which audited financial statements are available, NYMIF had capital loss carryforwards totaling approximately $2,609,302 of which $2,177,642 will expire on or before the anticipated Closing Date. As of June 30, 2017, NYMIF had estimated year-to-date realized gains of approximately $404,576, and net unrealized gains of approximately $1,272,278. In comparison, FMBDF had capital loss carryforwards totaling $7,068,459 as of March 31, 2017, its last fiscal year for which audited financial statements are available. As of June 30, 2017, FMBDF had estimated year-to-date realized gains of approximately $1,472,968 and net unrealized gains of approximately $14,817,223.
Shareholders of NYMIF should consult their tax advisors regarding the federal, state and local tax treatment and implications of the Reorganization in light of their individual circumstances.
THE BOARD OF TRUSTEES OF NYMIF UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “FOR” THE APPROVAL OF THE REORGANIZATION.
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS
This section will help you compare the investment objectives, policies and risks of the Funds. The investment objectives, policies and risks of the Fund contain a few key differences. NYMIF's fundamental investment objective is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax) and the personal income taxes imposed by the state of New York and New York municipalities, which differs from FMBDF's fundamental investment objective of providing for its shareholders a high level of current income which is exempt from federal regular income tax.
Although the investment objectives of the Funds are different, the investment strategies of NYMIF and FMBDF are largely similar, with the exception of NYMIF's focus on investing so that its distributions will be exempt from taxes imposed by the state of New York and New York municipalities. Unlike NYMIF, FMBDF will invest its assets so that a majority of the income distributed by FMBDF will not be exempt from the personal income taxes imposed by the state of New York and New York municipalities. Furthermore, NYMIF's and FMBDF's fundamental and non-fundamental limitations are substantially similar, with the exception of NYMIF's investment limitation that the Fund invests its assets so that at least 80% of the income that it distributes is exempt from the personal income taxes imposed by the state of New York and New York municipalities and the Funds' differing diversification and concentration limitations (as discussed below). The Adviser does not believe that any differences between the Funds' investment objectives, policies and risks, including the loss of the benefit of tax favored status of dividends under New York state and municipal income taxes, will materially impact the Reorganization or NYMIF shareholders. Although a majority of the income distributed by FMBDF following the Reorganization will not be so exempt from New York state and municipal income taxes, a component of FMBDF's income will be so exempt. Furthermore, the Adviser believes that NYMIF shareholders will not materially impact shareholders as they will be merged into a nationally diversified, municipal bond portfolio with stronger overall long-term performance and greater prospects for long-term growth After the Reorganization is consummated, FMBDF, as the surviving fund, will continue to be operated in accordance with its investment objective and investment strategies.
The following chart summarizes the investment objectives and policies of NYMIF and FMBDF. Please be aware that the foregoing is only a summary, and this section is only a brief discussion. More complete information may be found in each Fund's prospectus.

INVESTMENT OBJECTIVES AND POLICIES
NYMIF (Reorganizing Fund)	FMBDF (Surviving Fund)
The Fund's investment objective is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax (AMT)) and the personal income taxes imposed by the state of New York and New York municipalities.
The Fund invests in a portfolio of tax-exempt securities so that, normally (except as discussed herein), distributions of annual interest income are exempt from federal regular income tax and the personal income taxes imposed by the state of New York and New York municipalities. Interest income from the Fund's investments may be subject to the AMT.
The Fund does not limit itself to securities of a particular maturity range. Currently, at least a majority of the Fund's assets will be invested in long-term securities (i.e., securities with stated maturities of 10 years or more).
The Fund also will invest at least a majority of its assets in securities rated investment-grade (or unrated securities of comparable quality) without regard to the maturity of the securities, and may purchase securities rated below investment-grade (or unrated securities of comparable quality), which are also known as junk bonds, up to 49% of its assets.
Investment-grade securities are securities that receive investment-grade ratings (i.e., generally ratings in the first, second, third or fourth highest rating category) by a nationally recognized statistical rating organization (NRSRO) or unrated securities of comparable quality. For example, securities rated AAA, AA, A or BBB by Standard & Poor's, an NRSRO, would be rated in the first, second, third or fourth highest ratings category, respectively. Securities rated below investment-grade (or noninvestment-grade securities) are securities that do not receive investment-grade ratings (i.e., generally ratings below one of the four highest rating categories) by an NRSRO or unrated securities of comparable quality. For example, securities rated B or BB by Standard & Poor's, an NRSRO, would be noninvestment-grade securities.
The amount of the Fund's assets invested in long-term or investment-grade, tax-exempt securities will be determined at the time when tax-exempt securities are purchased. For example, a later increase or decrease in percentage resulting from any change in value or net assets, or from a downgrade in a security's rating/quality, will not require the Fund to sell any tax-exempt security held in the Fund's portfolio.
The investment-grade, tax-exempt securities in which the Fund invests generally are subject to tax-exempt securities risk, interest rate, issuer credit, counterparty credit, liquidity, tax, leverage, call, sector, prepayment, credit enhancement, non-diversification risk, and risk related to the economy, and the derivative contracts and hybrid instruments in which the Fund invests generally are subject to these risks, as well as the risks of investing in derivative contracts and hybrid instruments, all as described in this Prospectus. The noninvestment-grade tax-exempt securities in which the Fund invests, which are also known as junk bonds, also generally are subject to tax-exempt securities risk, interest rate, issuer credit, counterparty credit, liquidity, tax, leverage, call, sector, prepayment, credit enhancement, non-diversification risk, risks associated with noninvestment-grade securities and risk related to the economy.	The Fund's investment objective is to provide for its shareholders a high level of current income which is exempt from federal regular income tax.
The Fund pursues its objective by investing its assets so that normally distributions of annual interest income are exempt from federal regular income tax. The Fund's investment adviser (“Adviser”) may also invest the Fund's assets in securities whose interest (while exempt from the federal regular income tax) may be subject to (or may be a specific preference item for purposes of) the federal alternative minimum income tax for individuals and corporations (AMT).
The Fund does not limit itself to securities of a particular maturity range.
The Fund also will invest at least a majority of its assets in securities rated investment grade (or unrated securities of comparable quality) without regard to the maturity of the securities, and may purchase securities rated below investment grade (or unrated securities of comparable quality), which are also known as junk bonds, up to 49% of its assets.
The amount of the Fund's assets invested in investment-grade, tax-exempt securities will be determined at the time when tax-exempt securities are purchased. For example, a later increase or decrease in percentage resulting from any change in value or net assets, or from a downgrade in a security's rating/quality, will not require the Fund to sell any tax-exempt security held in the Fund's portfolio.
Investment-grade securities are securities that receive investment-grade ratings (i.e., generally ratings in the first, second, third or fourth highest rating category, including modifiers, sub-categories or gradations) by a nationally recognized statistical rating organization (NRSRO) or unrated securities of comparable quality. For example, securities rated AAA, AA, A or BBB (including modifiers, sub-categories or gradations) by Standard & Poor's, an NRSRO, would be rated in the first, second, third or fourth ratings category, respectively. Securities rated below investment grade (or noninvestment-grade securities) are securities that do not receive investment-grade ratings (i.e., generally ratings below one of the four highest rating categories) by an NRSRO or unrated securities of comparable quality. For example, securities rated B or BB (including modifiers, sub-categories or gradations) by Standard & Poor's, an NRSRO, would be noninvestment-grade securities. The presence of a ratings modifier, sub-category, or gradation (for example, a (+) or (-)) is intended to show relative standing within the major rating categories and does not affect the security credit rating for purposes of the Fund's investment parameters. The Fund does not have a specific minimum quality rating.

INVESTMENT OBJECTIVES AND POLICIES (continued)
NYMIF (Reorganizing Fund)	FMBDF (Surviving Fund)
The Fund's investment adviser (“Adviser”) actively manages the Fund's portfolio, seeking to manage the interest rate risk and credit risk assumed by the Fund and to provide enhanced levels of after-tax total return.
The Adviser manages the Fund's interest rate risk by adjusting the duration of its portfolio. The Adviser may lengthen or shorten duration from time to time based on its interest rate outlook, but the Fund has no set duration parameters. Duration” measures the sensitivity of a security's price to changes in interest rates. The greater a portfolio's duration, the greater the potential change in the portfolio's value in response to a change in market interest rates. The Adviser will increase or reduce the Fund's portfolio duration based on its interest rate outlook. When the Adviser expects interest rates to fall, it will maintain a longer portfolio duration. When the Adviser expects interest rates to increase, it will shorten the portfolio duration. The Adviser uses hedging transactions for purposes of duration management. The Adviser considers a variety of factors in formulating its interest rate outlook, including (among others) the following:
■ current and expected U.S. economic growth;
■ current and expected interest rates and inflation;
■ the Federal Reserve's monetary policy; and
■ supply and demand factors related to the municipal market and the effect they may have on the returns offered for various bond maturities.
The Adviser manages credit risk by performing a fundamental credit analysis on tax-exempt securities before the Fund purchases such securities. The Adviser considers various factors, including (among others) the following:
■ The economic feasibility of revenue bond financings and general purpose financings;
■ The financial condition of the issuer or guarantor; and
■ Political developments that may affect credit quality.
The Adviser monitors the credit risks of all portfolio securities on an ongoing basis by reviewing, as the Adviser considers necessary or appropriate in accordance with its procedures, periodic financial data and ratings of NRSROs. The Fund's investments in noninvestment-grade securities will be more dependent on the Adviser's credit analysis than would be investment-grade securities, because noninvestment-grade securities, while generally offering higher yields, also involve greater risks. Consequently, in addition to the review process described above, the Adviser may, for example and when appropriate, visit the site that the issuer is developing with the proceeds of the offering and may engage in detailed discussions with the issuer regarding the offering.
The Adviser attempts to provide enhanced levels of after-tax total return. Total return consists of two components: (1) income received from the Fund's portfolio securities; and (2) changes in the market value of the Fund's portfolio securities and attendant increase or decrease in the net asset value (NAV) of Fund Shares. The Adviser seeks total return on an after-tax basis, so that it will try to maximize tax-exempt income distributions; make limited ordinary income distributions; and minimize or eliminate capital gains distributions.
The types of securities in which the Fund may principally invest include tax-exempt securities, such as the following types: general obligation bonds, special revenue bonds, private activity bonds, tax increment financing bonds, municipal leases, zero-coupon securities, inverse floaters, municipal mortgage-backed securities, planned amortization classes, variable rate demand instruments, municipal notes and municipal auction rate securities. The investment-grade, tax-exempt securities in which the Fund invests generally are subject to interest rate, issuer credit, counterparty credit, tax-exempt securities, liquidity, tax, leverage, call, sector, prepayment, credit enhancement and economic risks, and the derivatives contracts and hybrid instruments in which the Fund invests are subject to these risks, as well as the risks of investment in derivatives contracts and hybrid instruments, all as described in this Prospectus. The noninvestment-grade securities in which the Fund invests also are subject to interest rate, issuer credit, counterparty credit, tax-exempt securities, liquidity, tax, leverage, call, sector, prepayment, credit enhancement and economic risks, as well as the risks of investing in noninvestment-grade securities.
The Adviser of the Fund actively manages the Fund's portfolio, seeking to manage the interest rate risk and credit risk assumed by the Fund and provide enhanced levels of after-tax total return.
The Adviser manages the Fund's interest rate risk by adjusting the duration of its portfolio. The Adviser may lengthen or shorten duration from time to time based on its interest rate outlook, but the Fund has no set duration parameters. “Duration” measures the price sensitivity of a fixed-income security to changes in interest rates. The greater a portfolio's duration, the greater the potential change in the portfolio's value in response to a change in market interest rates. The Adviser will increase or reduce the Fund's portfolio duration based on its interest rate outlook. When the Adviser expects interest rates to fall, it will maintain a longer portfolio duration. When the Adviser expects interest rates to increase, it will shorten the portfolio duration. The Adviser uses hedging transactions for purposes of duration management. The Adviser considers a variety of factors in formulating its interest rate outlook, including (among others) the following:
■ current and expected U.S. economic growth;
■ current and expected interest rates and inflation;
■ the Federal Reserve's monetary policy; and
■ supply and demand factors related to the municipal market and the effect they may have on the returns offered for various bond maturities.
The Adviser manages credit risk by performing a fundamental credit analysis on tax-exempt securities before the Fund purchases such securities. The Adviser considers various factors, including (among others) the following:
■ the economic feasibility of revenue bond financings and general purpose financings;
■ the financial condition of the issuer or guarantor; and
■ political developments that may affect credit quality.

INVESTMENT OBJECTIVES AND POLICIES (continued)
NYMIF (Reorganizing Fund)	FMBDF (Surviving Fund)
In seeking to increase incremental after-tax total returns, the Fund may invest in tax-exempt securities that are trading at a price less than the original issue price (or market discount bonds), enter into credit default swap arrangements and other derivative transactions and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may result in taxable distributions to shareholders.
The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid instrument in an attempt to benefit from changes in the value of the underlying investment(s) or to gain exposure to the municipal bond sector. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:
■ increase or decrease the effective duration of the Fund portfolio;
■ obtain premiums from the sale of derivative contracts;
■ realize gains from trading a derivative contract; or
■ hedge against potential losses
There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.
Because the Fund refers to New York municipal investments in its name, it has an investment policy that it will normally invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax and the personal income taxes imposed by the state of New York and New York municipalities. This policy may not be changed without shareholder approval.	The Adviser monitors the credit risks of all securities on an ongoing basis by reviewing, as the Adviser considers necessary or appropriate in accordance with its procedures, periodic financial data and ratings of NRSROs. The Fund's investments in noninvestment-grade securities will be more dependent on the Adviser's credit analysis than would be investment-grade securities, because noninvestment-grade securities, while generally offering higher yields, also involve greater risks. Consequently, in addition to the review process described above, the Adviser may, for example and when appropriate, visit the site that the issuer is developing with the proceeds of the offering and generally will engage in detailed discussions with the issuer regarding the offering.
The Adviser attempts to provide enhanced levels of after-tax total return. Total return consists of two components: (1) income received from the Fund's portfolio securities; and (2) changes in the market value of the Fund's portfolio securities and attendant increase or decrease in the net asset value (NAV) of Fund Shares. The Adviser seeks total return on an after-tax basis, so that it will try to maximize tax-exempt income distributions; make limited ordinary income distributions; and minimize or eliminate capital gains distributions. In seeking to increase incremental after-tax total returns, the Fund may invest in tax-exempt securities that are trading at a price less than the original issue price (or market discount bonds), enter into credit default swap arrangements and other derivative transactions, and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may result in taxable distributions to shareholders.
The Adviser's ability to formulate an accurate interest rate outlook, coupled with effective management of the Fund's duration as described above, is critical to the Adviser's achievement of this component of its strategy. The Adviser will seek to further enhance after-tax total return by engaging in a relative value analysis; that is, the Adviser will assess the cost of a tax-exempt security compared with other tax-exempt securities and taxable securities such as U.S. Treasury obligations. The Adviser may also allocate investments in sectors of the tax-exempt market that offer the highest return.

INVESTMENT OBJECTIVES AND POLICIES (continued)
NYMIF (Reorganizing Fund)	FMBDF (Surviving Fund)
TEMPORARY INVESTMENTS
The Fund may temporarily depart from its principal investment strategies by investing its assets in taxable securities or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives.	The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid instrument in an attempt to benefit from changes in the value of the underlying investment(s) or to gain exposure to the municipal bond sector. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:
■ increase or decrease the effective duration of the Fund portfolio;
■ obtain premiums from the sale of derivative contracts;
■ realize gains from trading a derivative contract; or
■ hedge against potential losses.
There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.
The Fund will normally invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax. This policy may not be changed without shareholder approval.
TEMPORARY INVESTMENTS
The Fund may temporarily depart from its principal investment strategies by investing its assets in taxable securities or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives.
COMPARISON OF RISKS
The principal investment risks of both Funds are provided in the chart below. Because each Fund has different investment objectives and certain investment policies, their principal risks will be different. One of NYMIF's principal risks–“Non-Diversification Risk” is not primarily applicable to FMBDF's investment operations as FMBDF is a diversified fund. In addition, the “Sector Risk” differs between the Funds due to NYMIF's investment in New York State municipal securities.
These similarities and differences are outlined below. As with all mutual funds, there is no guarantee the Funds will achieve their investment objectives. All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. An investment in any Fund is not insured or guaranteed by any bank or by the Federal Deposit Insurance Corporation or any other government agency.

Principal Investment Risks	Applies to NYMIF	Applies to FMBDF
Tax-Exempt Securities Risk. The amount of public information available about tax-exempt securities is generally less than for corporate equities or bonds. The secondary market for tax-exempt securities also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund's ability to sell its tax-exempt securities at attractive prices. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Fund's investments in tax-exempt securities. Tax-exempt issuers can and have defaulted on obligations, been downgraded or commenced insolvency proceedings. Like other issuers and securities, the likelihood that the credit risk associated with such issuers and such securities will increase is greater during times of economic stress and financial instability.	X	X
Interest Rate Risk. Prices of fixed-income securities (including tax-exempt securities) generally fall when interest rates rise. The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.	X	X
Issuer Credit Risk. It is possible that interest or principal on securities will not be paid when due. Noninvestment grade securities generally have a higher default risk than investment-grade securities. Such non-payment or default may reduce the value of the Fund's portfolio holdings, its share price and its performance.	X	X
Counterparty Credit Risk. A party to a transaction involving the Fund may fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.	X	X
Liquidity Risk. Certain securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. These features may make it more difficult to sell or buy a security at a favorable price or time. Noninvestment-grade securities generally have less liquidity than investment-grade securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. Over-the-counter derivative contracts generally carry greater liquidity risk than exchange-traded contracts.	X	X
Tax Risk. In order to be tax-exempt, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. The federal income tax treatment of payments in respect of certain derivative contracts is unclear. The Fund also may invest in market discount bonds, enter into credit default swap arrangements and other derivative transactions, and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes). Consequently, for each of these reasons, the Fund may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes. Income from the Fund also may be subject to AMT.	X	X
Leverage Risk. Leverage risk is created when an investment, which includes, for example, a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.	X	X
Call Risk. The Fund's performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below or above its current market value.	X	X
Prepayment Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of municipal mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.	X	X
Credit Enhancement Risk. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.	X	X
Risk Associated with Noninvestment-Grade Securities. The Fund may invest a portion of its assets in securities that are below investment-grade quality (which are also known as junk bonds), which may be subject to greater economic, credit and liquidity risks than investment-grade securities.	X	X

Principal Investment Risks (continued)	Applies to NYMIF	Applies to FMBDF
Risk Related to the Economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the markets in which the fund invests and/or the stock market. Economic, political and financial conditions, or industry or economic trends and developments, may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions or other potentially adverse effects. Among other investments, lower-grade bonds may be particularly sensitive to changes in the economy.	X	X
Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks such as interest rate, credit, liquidity and leverage risk.	X	X
Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.	X	X
Sector Risk. Since the Fund invests at least a majority of its assets in a portfolio of: (1) long-term New York tax-exempt securities; and (2) investment-grade New York tax-exempt securities, the Fund may be subject to additional risks compared to funds that invest in multiple states. New York's economy is relatively diversified across the manufacturing, agriculture and service sectors. New York City, however, is a major component of the state's economy and is heavily dependent on the historically volatile financial, real estate and insurance industries. A substantial part of the Fund's portfolio also may be comprised of securities issued or credit enhanced by companies in similar businesses or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these issuers or entities.	X
Non-Diversification Risk. The Fund is non-diversified. Compared to diversified mutual funds, it may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund's risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund's Share price and performance.	X
Sector Risk. A substantial part of the Fund's portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses, or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these issuers or entities.		X
COMPARISON OF INVESTMENT LIMITATIONS
Each Fund has fundamental investment limitations which cannot be changed without shareholder approval. Each Fund also has non-fundamental investment limitations which may be changed by the relevant Fund's Board without shareholder approval.
The fundamental and non-fundamental investment limitations of the Funds are substantially similar, with the exception of NYMIF's fundamental investment policy of investing its assets so that, under normal circumstances, at least 80% of the income that it distributes will be exempt from federal regular income tax and the personal income taxes imposed by the state of New York and New York municipalities, whereas FMBDF has a fundamental investment policy that it will invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax. In addition, FMBDF has a fundamental diversification policy pursuant to which it will operate as a “diversified” fund, whereas NYMIF does not have a similar fundamental policy and operates as a “non-diversified” fund. Finally, NYMIF has a fundamental concentration policy under which it will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, whereas FMBDF's fundamental concentration policy provides that it may invest more than 25% of the value of its assets in industrial development bonds.

The following chart compares the fundamental and non-fundamental limitations of NYMIF and FMBDF.
INVESTMENT LIMITATIONS
FUNDAMENTAL POLICIES
NYMIF (Reorganizing Fund)	FMBDF (Surviving Fund)
Names Rule Policy
Under normal circumstance the Fund will invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax and the personal income taxes imposed by the state of New York and New York municipalities.	Names Rule Policy The Fund will invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax.
Diversification No corresponding fundamental policy for NYMIF.	Diversification.
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.
Concentration
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.	Concentration
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, provided that the Fund may invest more that 25% of the value of its assets in industrial development bonds. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. As to industrial development bonds, the Fund may purchase securities of an issuer resulting in the ownership of more than 25% of the Fund's assets in one industry, and the Fund reserves the right to invest more than 25% of its assets in industrial development bonds in the same state.
Underwriting
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.	Underwriting Same
Investing in Commodities The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.	Investing in Commodities
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.
Investing in Real Estate
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.	Investing in Real Estate
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
Issuing Senior Securities and Borrowing Money
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”).	Issuing Senior Securities and Borrowing Money Same
Lending
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.	Lending Same

NON-FUNDAMENTAL POLICIES
NYMIF (Reorganizing Fund)	FMBDF (Surviving Fund)
Illiquid Securities.
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets	Illiquid Securities. See “Restricted Securities” below.
Restricted Securities The Fund may invest in securities subject to restrictions on resale under the federal securities laws.	Restricted Securities
The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the board, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, to 15% of its net assets.
Buying on Margin
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.	Buying on Margin Same
Pledging Assets
The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities	Pledging Assets Same
Additional Information.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.
In applying the Fund's commodities restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.
In applying the Fund's concentration limitation: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (c) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, the Fund will not exclude foreign bank instruments from industry concentration tests as long as the policy of the SEC remains in effect. The Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry.	Additional Information.
To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration tests as long as the policy of the SEC remains in effect.
The Fund applies its concentration of investments restrictions as follows:
■ utility companies will be divided according to their services, for example, gas, gas transmissions, electric and telephone will each be considered a separate industry;

■ financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and
■ asset-backed securities will be classified according to the underlying assets securing such securities
For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments.”
As a matter of non-fundamental operating policy, the Fund will not exclude domestic bank instruments or foreign bank instruments from industry concentration limitations so long as it is the SEC staff's view that such instruments should not be excluded from industry concentration tests.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES
The procedures for purchasing, redeeming and exchanging shares of NYMIF are substantially similar to those for purchasing, redeeming and exchanging shares of FMBDF. See the section entitled “Purchase, Redemption and Exchange Procedures” below for more information regarding these procedures.
COMPARATIVE FEE TABLES
Like all mutual funds, each Fund incurs certain expenses in its operations. These expenses include management fees, as well as the cost of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities.
You will not pay any sales charges in connection with the Reorganization. Future transactions in FMBDF will be subject to applicable sales charges.
Set forth in the tables below is information regarding the fees and expenses incurred by the Class A Shares and Class B Shares of FMBDF and NYMIF, and the anticipated pro forma fees for the Class A Shares and Class B Shares of FMBDF after giving effect to the Reorganization. It is anticipated that FMBDF will be the accounting survivor after the Reorganization.
Although the total gross operating expenses of FMBDF, including gross pro forma operating expenses of FMBDF after giving effect to the Reorganization, are lower than those of NYMIF, FMBDF's total net expenses, including on a pro forma basis, are higher on a per share class basis than those of NYMIF.
It should be noted that FMBDF offers Class C, Class F and Institutional Shares, which are not involved in the Reorganization. FMBDF has also filed an effective registration statement with respect to Class T Shares; however, the Fund's Class T Shares have not commenced operations and, accordingly, are not a part of the Reorganization.

Federated NEW YORK MUNICIPAL INCOME Fund Class A shares -
Federated MUNICIPAL BOND Fund, INC. class a shares
Fees and Expenses
This table describes: (1) the actual fees and expenses for the Class A Shares (A) of NYMIF for the fiscal year ended August 31, 2016; (2) the current fees and expenses for the Class A Shares (A) of FMBDF; and (3) the pro forma fees and expenses of the Class A Shares (A) of FMBDF on a combined basis after giving effect to the Reorganization. You may qualify for certain sales charge discounts if you or your family invest at least $50,000 in certain classes (e.g. A class) of Federated funds. More information about these and other discounts is available from your financial professional, in the “What Do Shares Cost?” section of the prospectuses for NYMIF and FMBDF incorporated herein by reference, and in “Annex C” to this Prospectus/Proxy Statement.
Shareholder Fees	Reorganizing Fund (NYMIF) - A	Surviving Fund (FMBDF) - A	FMBDF - A Pro Forma Combined
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	4.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	0.00%	0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.40%	0.47%	0.47%
Distribution (12b-1) Fee	0.00%[1]	None	None
Other Expenses	0.95%	0.47%	0.48%
Total Annual Fund Operating Expenses	1.35%	0.94%	0.95%
Fee Waivers and/or Expense Reimbursements	(0.59)%[2]	(0.10)%[3]	(0.11)%[3]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.76%	0.84%	0.84%
1	NYMIF has adopted a Distribution (12b-1) Plan for its A class pursuant to which the A class of NYMIF may incur or charge a Distribution (12b-1) fee of up to a maximum amount of 0.05%. No such fee is currently being charged by the A class of NYMIF. The A class of NYMIF will not incur or charge such a Distribution (12b-1) fee until such time as approved by the Board.
2	For NYMIF, the Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, extraordinary expenses, interest expense, line of credit expenses and proxy-related expenses, paid by NYMIF, if any) paid by NYMIF's A class (after the voluntary waivers and/or reimbursements) will not exceed 0.76% (the “Fee Limit) up to but not including the later of (the “Termination Date”): (a) November 1, 2017; or (b) the date of NYMIF's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of NYMIF's Trustees. Expenses associated with the Reorganization, which will be borne by NYMIF, are estimated to be $18,381. This amount, which is comprised of proxy expenses, is not considered material and does not impact NYMIF's annual fund operating expenses described above
3	For FMBDF, the Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, extraordinary expenses, interest expense, line of credit expenses and proxy-related expenses, paid by FMBDF, if any) paid by FMDBF's A class (after the voluntary waivers and/or reimbursements) will not exceed 0.83% (the “Fee Limit) up to but not including the later of (the “Termination Date”): (a) August 1, 2018; or (b) the date of FMBDF's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of FMBDF's Directors. If this Reorganization is approved, the Termination Date will be extended to up to, but not including the later of: (a) January 1, 2019; or (b) the date of FMBDF's next effective Prospectus.

Example
This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Fund	1 Year	3 Years	5 Years	10 Years
NYMIF– A	$581	$858	$1,156	$2,001
FMBDF – A	$542	$736	$947	$1,553
FMBDF – A, Pro Forma Combined	$543	$739	$952	$1,564

Federated New YOrk Municipal income Fund CLASS B SHARES –
Federated Municipal Bond Fund, inc. CLASS B SHARES
Fees and Expenses
This table describes (1) the actual fees and expenses for the Class B Shares (B) of NYMIF for the fiscal year ended August 31, 2016; (2) the current fees and expenses for the Class B Shares (B) of FMBDF; and (3) the pro forma fees and expenses of the Class B Shares (B) of FMBDF on a combined basis after giving effect to the Reorganization.
Shareholder Fees	Reorganizing Fund (NYMIF)- B	Surviving Fund (FMBDF) - B	FMBDF - B Pro Forma Combined
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	5.50%	5.50%	5.50%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.40%	0.47%	0.47%
Distribution (12b-1) Fee	0.75%	0.75%	0.75%
Other Expenses	0.95%	0.47%	0.48%
Total Annual Fund Operating Expenses	2.10%	1.69%	1.70%
Fee Waivers and/or Expense Reimbursements	(0.58)%[1]	(0.10)%[2]	(0.11)%[2]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.52%	1.59%	1.59%
1	For NYMIF, the Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, extraordinary expenses, interest expense, line of credit expenses and proxy-related expenses, paid by NYMIF, if any) paid by NYMIF's B class (after the voluntary waivers and/or reimbursements) will not exceed 1.52% (the “Fee Limit) up to but not including the later of (the “Termination Date”): (a) November 1, 2017; or (b) the date of NYMIF's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Board. Expenses associated with the Reorganization, which will be borne by NYMIF, are estimated to be $18,381. This amount, which is comprised of proxy expenses, is not considered material and does not impact NYMIF's annual fund operating expenses described above
2	For FMBDF, the Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, extraordinary expenses, interest expense, line of credit expenses and proxy-related expenses, paid by FMBDF, if any) paid by FMBDF's B class (after the voluntary waivers and/or reimbursements) will not exceed 1.58% (the “Fee Limit) up to but not including the later of (the “Termination Date”): (a) August 1, 2018; or (b) the date of FMBDF's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of FMBDF's Directors. If this Reorganization is approved, the Termination Date will be extended to up to, but not including the later of: (a) January 1, 2019; or (b) the date of FMBDF's next effective Prospectus.
Example
This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Fund	1 Year	3 Years	5 Years	10 Years
NYMIF– B (assuming redemption)	$763	$1,058	$1,329	$2,431
NYMIF– B (assuming no redemption)	$213	$658	$1,129	$2,431
FMBDF – B (assuming redemption)	$722	$933	$1,118	$1,998
FMBDF – B (assuming no redemption)	$172	$533	$918	$1,998
FMBDF – B, Pro Forma Combined (assuming redemption)	$723	$936	$1,123	$2,009
FMBDF – B, Pro Forma Combined (assuming no redemption)	$173	$536	$923	$2,009

PORTFOLIO TURNOVER
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect each Fund's performance. During the most recent fiscal year for which audited financial information is available, FMBDF's portfolio turnover rate was 14% and NYMIF's portfolio turnover rate was 10% of the average value of each Fund's respective portfolio.
COMPARISON OF POTENTIAL RISKS AND RETURNS: PERFORMANCE INFORMATION
For the 5 and 10 year periods ended December 31, 2016, each class of FMBDF outperformed the corresponding class of NYMIF, with NYMIF only slightly outperforming FMBDF in the year-to-date and 1 year period ended December 31, 2016. With respect to yearly returns, FMBDF Class A Shares outperformed the corresponding class of NYMIF in years 2007, 2008, 2011, 2012 and 2014. The performance information shown below will help you analyze NYMIF's and FMBDF's investment risks in light of their historical returns. The bar charts compare the potential risks and returns of investing in each Fund. The bar charts provide an indication of the risks of investing in each Fund by showing the variability of each Fund's performance on a calendar year-to-year basis.
The average annual total return tables show returns averaged over the stated periods, and include comparative performance information. The tables show how the Funds' average annual total returns for one year, five years and 10 years (or start of performance if shorter) compare to the returns of a broad-based securities market index. The average annual total returns are reduced to reflect applicable sales charges. In addition to Return Before Taxes, Return After Taxes is shown to illustrate the effect of federal taxes on returns. Actual after tax returns depend upon each investor's personal tax situation, and are likely to differ from those shown. The tables also show returns for the applicable Fund's broad-based securities market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in a fund's performance. The indexes are unmanaged and, unlike the Funds, are not affected by cash flows. It is not possible to invest directly in the indexes.
Federated New York Municipal Income Fund
Risk/Return Bar Chart – Class A Shares
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's A class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns for each class averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.
The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
The Fund's A class total return for the six-month period from January 1, 2017 to June 30, 2017 was 3.08%.
Within the periods shown in the bar chart, the Fund's A class highest quarterly return was 8.10% (quarter ended September 30, 2009). Its lowest quarterly return was (5.77)% (quarter ended September 30, 2008).

Average Annual Total Return Table
In addition to Return Before Taxes, Return After Taxes is shown for the Fund's A class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for the A class and after-tax returns for the B class will differ from those shown below for the A class. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as a 401(k) plan, an Individual Retirement Account (IRA) or other tax-advantaged investment plan.
(For the Period Ended December 31, 2016)
	1 Year	5 Years	10 Years
A:
Return Before Taxes	(3.91)%	2.01%	2.57%
Return After Taxes on Distributions	(3.91)%	2.01%	2.57%
Return After Taxes on Distributions and Sale of Fund Shares	(1.01)%	2.27%	2.76%
B:
Return Before Taxes	(5.62)%	1.83%	2.43%
S&P Municipal Bond New York Index[1] (reflects no deduction for fees, expenses or taxes)	0.56%	3.43%	4.21%
S&P Municipal Bond NY, Investment Grade, 3-Year Plus Sub-Index[2] (reflects no deduction for fees, expenses or taxes)	0.39%	3.63%	4.51%
Morningstar Muni New York Long Funds Average[3]	0.57%	3.24%	3.48%
1	The S&P Municipal Bond New York Index (NY Index) consists of bonds in the S&P Municipal Bond Index (Main Index) that have been issued by the state of New York or local governments or state or local government entities within New York. The Main Index is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or a local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor's Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly.
2	The S&P Municipal Bond NY, Investment Grade, 3-Year Plus Sub-Index (NYIG Index) represents the portion of the NY Index composed solely of bonds that are rated BBB-/Baa3 or higher with remaining maturities of more than three years that are not subject to AMT.
3	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. Funds designated within the Morningstar Muni New York Long Funds Average include those that invest at least 80% of assets in New York Municipal debt and have durations of more than 7 years (or, if duration is unavailable, average maturities of more than 12 years).

Federated Municipal Bond Fund
Risk/Return Bar Chart – Class A Shares
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's A class total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns for each class averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.
The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
The Fund's A class total return for the six-month period from January 1, 2017 to June 30, 2017 was 2.98%.
Within the periods shown in the bar chart, the Fund's A class highest quarterly return was 7.91% (quarter ended September 30, 2009). Its lowest quarterly return was (5.51)% (quarter ended December 31, 2010).
Average Annual Total Return Table
In addition to Return Before Taxes, Return After Taxes is shown for the Fund's A class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for A class, and after-tax returns for the B, class will differ from those shown below for A class. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan. Historical returns do not include the effect of a 1.00% front-end sales charge on C class shares purchased prior to February 1, 2007. Effective February 1, 2007, this sales charge was eliminated.
The Fund's Institutional Shares (IS) commenced operations on July 27, 2017. For the periods prior to the commencement of operations of the Fund's IS class, the performance information shown below is for the Fund's A class. The performance of the A class has not been adjusted to reflect the expenses applicable to the IS class since the IS class has a lower expense ratio than the expense ratio of the A class. The performance of the A class has been adjusted to remove any voluntary waiver of the Fund expenses related to the A class that may have occurred during the periods prior to the commencement of operations of the IS class.

(For the Period Ended December 31, 2016)
	1 Year	5 Years	10 Years	Start of Performance
A:
Return Before Taxes	(4.06)%	2.41%	2.96%	—
Return After Taxes on Distributions	(4.06)%	2.41%	2.96%	—
Return After Taxes on Distributions and Sale of Fund Shares	(1.05)%	2.60%	3.10%	—
B:
Return Before Taxes	(5.83)%	2.13%	2.72%	—
C:
Return Before Taxes	(1.44)%	2.49%	2.55%	—
F (start of performance 5/31/2007):
Return Before Taxes	(1.63)%	3.13%	—	3.40%
IS:
Return Before Taxes	0.47%	3.35%	3.43%	—
S&P Municipal Bond Investment Grade Index[1] (reflects no deduction for fees, expenses or taxes)	0.46%	3.32%	4.17%	—
S&P Municipal Bond Index[1,2] (reflects no deduction for fees, expenses or taxes)	0.77%	3.55%	4.20%	—
S&P Municipal Bond Investment Grade, 3-year plus, Non-AMT Index[3] (reflects no deduction for fees, expenses or taxes)	0.40%	3.77%	4.59%	—
S&P Main 3-Year Plus Index[4] (reflects no deduction for fees, expenses or taxes)	0.72%	4.02%	4.61%	—
Morningstar Municipal National Long Funds Average[5]	0.00%	3.60%	3.63%	—
1	The S&P Municipal Bond Investment Grade Index is the investment-grade component of the S&P Municipal Bond Index (“Main Index”). The Main Index is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or a local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor's Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly.
2	The Fund's Adviser has elected to change the benchmark from the S&P Municipal Bond Investment Grade Index to the Main Index to reflect the repositioning of the Fund's investment strategy.
3	The S&P Municipal Bond Investment Grade, 3-year plus, Non-AMT Index represents the portion of the SPMBIGI composed solely of bonds with remaining maturities of three years or more that are not subject to AMT.
4	The S&P Main 3-Year Plus Index consists of bonds in the Main Index that are rated at least BBB- by Standard & Poor's, Baa3 by Moody's or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of three years and a maximum maturity of up to, but not including, fifteen years as measured from the rebalancing date.
5	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated.
Financial Highlights
The Financial Highlights for NYMIF and FMBDF are included as Annex B to this Prospectus/Proxy Statement. The Financial Highlights will help you understand each Fund's financial performance for its past five fiscal years. Some of the information is presented on a per-share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.
For NYMIF, the information, except for the six-month period ended February 28, 2017, has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements is included in the Annual Report.
For FMBDF, the information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report.

INVESTMENT ADVISERS
NYMIF's Board and the Board of Directors of FMBDF (together, the “Boards”) govern NYMIF and FMBDF, respectively. The Boards have selected and oversee the Funds' Adviser, Federated Investment Management Company. The Adviser separately manages the assets of both NYMIF and FMBDF, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of both the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The Adviser will continue to serve as investment adviser to the Surviving Fund following the Reorganization.
The Adviser and other subsidiaries of Federated advise approximately 124 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $365.9 billion in assets under management as of December 31, 2016. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,400 employees. Federated provides investment products to approximately 8,500 investment professionals and institutions.
The Adviser advises approximately 89 fixed-income and money market mutual funds (including sub-advised funds) and private investment companies, which totaled approximately $213.9 billion in assets as of December 31, 2016.
Portfolio Management Information
Federated Investment Management Company (investment adviser to both NYMIF & FMBDF)
NYMIF Portfolio Managers	FMBDF Portfolio Managers
J. Scott Albrecht
J. Scott Albrecht has been the Fund's Portfolio Manager since March 1995.
Mr. Albrecht joined Federated in 1989. He became a Senior Vice President of the Fund's Adviser in January 2005 and served as a Vice President of the Fund's Adviser from 1994 through 2004. He has been a Senior Portfolio Manager since 1997 and was a Portfolio Manager from 1994 to 1996. Mr. Albrecht has received the Chartered Financial Analyst designation and an M.S. in Public Management from Carnegie Mellon University.	J. Scott Albrecht Same
R. J.Gallo
R.J. Gallo has been the Fund's Portfolio Manager since July of 2017. He is a Senior Portfolio Manager, Head of the Municipal Bond Investment Group, and is responsible for overseeing the macro risk elements in the portfolio.
Mr. Gallo joined Federated in 2000 as an Investment Analyst and became a portfolio manager in 2002. He was appointed Senior Vice President of the Fund's Adviser in 2011. From 1996 to 2000, Mr. Gallo was a Financial Analyst and Trader at the Federal Reserve Bank of New York. Mr. Gallo has received the Chartered Financial Analyst designation and a Master's in Public Affairs with a concentration in Economics and Public Policy from Princeton University.
Additional Portfolio Manager Information
Each Fund's SAI provides information about each of the Fund's Portfolio Managers' compensation, management of other accounts and ownership of securities in the Funds.
ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES
NYMIF and FMBDF pay certain affiliated and non-affiliated service providers fees as described below. The Funds and their affiliated service providers may also pay fees as described below to certain affiliates or to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds. For additional information regarding the fees paid by the Funds, please see the section entitled “Summary—Comparative Fee Tables” in this Prospectus/Proxy Statement.

Investment Advisory Fees
FMBDF's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.30% of FMBDF's average daily net assets plus 4.50% of FMBDF's gross income. The Adviser may voluntarily waive a portion of its fee or reimburse FMBDF for certain operating expenses. The Adviser and its affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Fees and Example” tables found in the “Comparative Fee Tables” section of this Prospectus/Proxy Statement.
In comparison, NYMIF's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.40% of NYMIF's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse NYMIF for certain operating expenses. The Adviser and its affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Fees and Example” tables found in the “Comparative Fee Tables” section of this Prospectus/Proxy Statement.
A discussion of the Board's review of each Fund's investment advisory contract is available in each Fund's shareholder reports as they are produced.
Administrative Fees (Class A Shares and Class B Shares)
Federated Administrative Services (FAS), an affiliate of the Adviser, serves as administrator to both NYMIF and FMBDF and provides certain administrative personnel and services as necessary. FAS provides these services at an annual rate based on the average aggregate daily net assets of each Fund and most of the other Federated funds advised by the Adviser or its affiliates. The rate charged by FAS is based on a scale that ranges from 0.100% on assets up to $50 billion of average aggregate daily nets assets to 0.075% on assets over $50 billion.
Each Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.
Front End Sales Charge Reallowances (Class A Shares)
The Funds' Distributor, Federated Securities Corp., (FSC), an affiliate of the Adviser, receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.
When a financial intermediary's customer purchases Class A Shares of NYMIF and FMBDF, the financial intermediary may receive a Dealer Reallowance as follows:
Class A Shares:
Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price
Less than $100,000	4.00%
$100,000 but less than $250,000	3.25%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1 million	1.80%
$1 million or greater	0.00%
ADVANCE COMMISSIONS
When a financial intermediary's customer purchases Class A Shares of NYMIF and FMBDF, the financial intermediary may receive an advance commission as follows:
Class A Shares (for purchases over $1 million):
Purchase Amount	Advance Commission as a Percentage of Public Offering Price
First $1 million - $5 million	0.75%
Next $5 million - $20 million	0.50%
Over $20 million	0.25%

Advance commissions are calculated on a year-by-year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.
The Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.
Class B Shares:
Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	Up to 5.00%
Rule 12b-1 Fees
FSC is the principal distributor for shares of both Funds. NYMIF's Class A and Class B shares may incur or charge a Rule 12b-1 fee of up to 0.05% and 0.75% of average net assets, respectively, to FSC for the sale, distribution, administration and customer servicing of Fund shares. NYMIF's Class A Shares have no present intention of paying, accruing or incurring any Rule 12b-1 fees until such time as approved by its Board.
FMBDF's Class B Shares may incur or charge a Rule 12b-1 fee of up to 0.75% of average net assets to FSC for the sale, distribution, administration and customer servicing of Fund shares. FMBDF's Class A Shares do not have Rule 12b-1 fees.
Service Fees
Each Fund is a party to a Shareholder Services Agreement under which it may make payments of up to 0.25% of the average daily net assets of NYMIF and of FMBDF's Shares to financial intermediaries, or to Federated Shareholder Services Company, a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with certain management personnel of Federated. If a financial intermediary receives Service Fees on an account it is not eligible to also receive Account Administration Fees on the same account.
Account Administration Fees
Each Fund's Class A Shares and Class B Shares may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing account administrative services to each Fund and its shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.
Recordkeeping Fees
Each Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Fund's shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.
Networking Fees
Each Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing account administrative services to the Fund and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.
Additional Payments to Financial Intermediaries
The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators, that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. Not all financial intermediaries receive such payments, and the amount of compensation may vary by intermediary. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund's and/or other Federated funds' relationship with the financial intermediary. These payments may be in addition to payments, as described above, made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided, as well as about fees and/or commissions it charges.
PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES; DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS DISCLOSURE POLICIES
The transfer agent and dividend-disbursing agent for each Fund is State Street Bank and Trust Company. Procedures for the purchase, redemption and exchange of NYMIF's shares are the same as those applicable to the purchase, redemption and exchange of FMBDF's shares. Reference is made to the Prospectuses of NYMIF and FMBDF, dated October 31, 2016 and July 27, 2017, respectively, each of which is incorporated herein by reference, for a complete description of the purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of NYMIF's shares and FMBDF's shares, respectively. Set forth below is a brief description of the material purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of the Funds' shares.
Purchases
Shares of each Fund, except Class B Shares, may be purchased any day the New York Stock Exchange (NYSE) is open. Effective June 1, 2015, each Funds' Class B Shares were closed to new accounts and new investors and on August 1, 2015, each Funds' Class B Shares were closed to exchanges from Class B Shares of other Federated Funds and to new purchases made by existing shareholders (excluding reinvestment of dividends and capital gains).
When a Fund receives a transaction request in proper form (as described in its Prospectus), it is processed at the next calculated NAV plus any applicable front-end sales charge (public offering price). When a Fund holds securities that trade in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days when shares of the Fund cannot be purchased or redeemed. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed. NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open.
Purchases of shares of each Fund may be made through a financial intermediary, directly from the Fund by wire and by check. Purchases of shares of each Fund, except for Class B Shares of the Funds, may be made through an exchange from the same share class of another Federated fund with respect to Class A Shares and Class B Shares For any purchase by exchange you must meet the minimum initial investment requirement for purchasing shares and both accounts must have identical registrations. Each Fund reserves the right to reject any request to purchase or exchange shares. If a Fund offers more than one share class and the class choice is not specified on the new account form or form of payment (e.g., Federal Reserve wire or check), investors automatically receive Class A Shares.
Once you have opened your account, purchases may also be made by Automated Clearing House (ACH), whereby additional shares are purchased through a depository institution that is an ACH member. Also, once you have opened your account, you may automatically purchase additional shares on a regular basis by using the Systematic Investment Program (SIP). Shareholders of each Fund may also purchase shares by automatic investment and direct deposit. Each Fund reserves the right to reject any request to purchase or exchange shares.
Purchasers of each Fund's Class A Shares incur a front-end sales charge of up to 4.50% of the public offering price on purchase amounts less than $1 million. The sales charges are subject to the breakpoint discounts and rights of accumulation, which are identical for each Fund and are described in each Fund's prospectus for its Class A Shares. For purchases of $1 million or more, a contingent deferred sales charge, or CDSC, of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

There is no front end-sales charge upon purchase of Class B Shares; however, upon redemption, holders of each Fund's Class B Shares may incur a CDSC of up to 5.50% on Class B Shares redeemed within seven years of the purchase date, as described in the table below:
B:
Shares Held Up To:	CDSC
1 Year	5.50%
2 Years	4.75%
3 Years	4.00%
4 Years	3.00%
5 Years	2.00%
6 Years	1.00%
7 Years or More	0.00%
The CDSC on Class A Shares and Class B Shares is calculated using the share price at the time of purchase or redemption, whichever is lower. The CDSC on each Fund's Class B Shares may be reduced or eliminated in certain circumstances, which are identical for each Fund, described in the prospectus for each Fund.
You may qualify for certain sales charge discounts if you or your family invest at least $50,000 in certain classes (e.g., A class) of Federated Funds. More information about these and other discounts is available from your financial professional, in the “What Do Shares Cost?” section of the prospectuses for NYMIF and FMBDF incorporated herein by reference, and in “Annex C” to this Prospectus/Proxy Statement.
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers which are discussed in Appendix C hereto. In all instances, it is the shareholder's responsibility to notify the Fund or the shareholder's Financial Intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another financial intermediary to receive these waivers or discounts.
The required minimum investment amounts in each Fund for Class A Shares and Class B Shares are $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) is $250 and $100, respectively. There is no minimum initial or subsequent amount required for employer-sponsored retirement plans. The minimum investment for Systematic Investment Programs is $50.
Federated reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below $1,500 for Class A Shares and Class B Shares. Before an account is closed, you will be notified and allowed 30 days to purchase additional shares to meet the minimum.
Redemptions and Exchanges
Redemptions and exchanges of each Fund may be made through a financial intermediary or directly from the Fund by telephone or by mailing a written request. Shares of both Funds may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV.
Each Fund has an exchange privilege that allows shareholders to exchange shares of the Fund except for Class B Shares of the Funds. With respect to Class A Shares and Class B Shares exchanges may be made to the same share class of another Federated fund. For any exchange you must meet the minimum initial investment requirement for purchasing shares and both accounts must have identical registrations.
Shares of each Fund also may be redeemed or exchanged on a regular basis using a systematic withdrawal/exchange program. The minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. The account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.
Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.

Redemption proceeds normally are wired or mailed within one business day after receiving a timely request in proper form. Depending upon the method of payment, when shareholders receive redemption proceeds can differ. Payment may be delayed for up to seven days under certain circumstances.
The Funds intend to pay Share redemptions in cash. To ensure that the Funds have cash to meet Share redemptions on any day, the Funds typically expect to hold a cash or cash equivalent reserve or sell portfolio securities if consistent with the management of the Funds.
In unusual or stressed circumstances, the Funds may generate cash in the following ways:
•	Inter-fund Borrowing and Lending. The SEC has granted an exemption that permits the Funds and all other funds advised by subsidiaries of Federated Investors, Inc. (“Federated funds”) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Inter-fund borrowing and lending is permitted only: (a) to meet shareholder redemption requests; (b) to meet commitments arising from “failed” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less.
•	Committed Line of Credit. The Funds participate with certain other Federated funds, on a joint basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (“LOC”) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the funds, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Funds cannot borrow under the LOC if an inter-fund loan is outstanding.
•	Redemption in Kind. Although the Funds intend to pay Share redemptions in cash, they reserve the right to pay the redemption price in whole or in part by an “in-kind” distribution of the Funds' portfolio securities. Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period. Redemptions in kind are made consistent with the procedures adopted by the Funds' Boards, which generally include distributions of a pro rata share of the Funds' portfolio assets.
Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.
Share Conversions
A shareholder in each Funds' Shares may convert their Shares at net asset value to any other share class of the Fund if the shareholder meets the investment minimum and eligibility requirements for the share class into which the conversion is sought, as applicable. This share conversion program is not applicable to either Funds' Class B Shares.
The share conversion program is not applicable to each Fund's Class A Shares and, for FMBDF, its Class C Shares, subject to a contingent deferred sales charge, if applicable. For FMBDF's Class C Shares purchased through a financial intermediary after June 30, 2017, such Shares may only be converted to another share class of the same Fund if: (i) the shares are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Distributor the CDSC otherwise payable upon the sale of such shares; (ii) the shareholder meets the investment minimum and eligibility requirements for the share class into which the conversion is sought, as applicable; and (iii) (A) the conversion is made to facilitate the shareholder's participation in a self-directed brokerage account or a fee-based advisory program offered by the intermediary; or (B) the conversion is part of a multiple-shareholder transaction through a particular financial intermediary as pre-approved by the Funds' Administrator. Such conversion of classes should not result in a realization event for tax purposes. Contact your financial intermediary or call 1-800-341-7400 to convert Shares.
Systematic Withdrawal Program (SWP) on Class B Shares
You will not be charged a CDSC on SWP redemptions if:
•	you redeem 12% or less of your account value in a single year;
•	you reinvest all dividends and capital gains distributions;
•	your account has at least a $10,000 balance when you establish the SWP. (You cannot aggregate multiple Class B Share accounts to meet this minimum balance.); and
•	for all Class B Share accounts established on or after August 2, 2010, the minimum SWP redemption amount is $50 per transaction, per fund, including transactions that qualify for a CDSC waiver as outlined each Fund's Prospectus.

You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly or semi-annually.
Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, redemptions or exchanges of each Fund may be obtained by calling 1-800-341-7400.
Dividends and Capital Gains
FMBDF and NYMIF declare any dividends daily and pay them monthly to shareholders. If you purchase Shares by wire, you begin earning dividends on the day your wire is received. If you purchase Shares by check, you earn dividends through the day your redemption request is received.
In addition, the Funds pay any capital gains at least annually, and may make special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gain distributions will be automatically reinvested in additional Shares without a sales charge, unless a cash payment is elected. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.
Tax Information
FMBDF
The Fund or your financial intermediary sends an IRS Form 1099 and/or an annual statement of your account activity to assist you in completing your federal, state and local tax returns. It is anticipated that Fund distributions will be primarily dividends that are exempt from federal regular income tax, although a portion of the Fund's dividends may not be exempt. Income from the Fund also may be subject to AMT as well as state and local taxes. In addition, the Fund may realize and distribute capital gains from time to time as a result of the Fund's normal investment activities. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in the Fund. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.
NYMIF
The Fund or your financial intermediary sends an IRS Form 1099 and/or an annual statement of your account activity to assist you in completing your federal, state and local tax returns. It is anticipated that Fund distributions will be primarily dividends that are exempt from federal regular income tax, although a portion of the Fund's dividends may not be exempt. Dividends may be subject to state and local taxes, although the Fund's dividends will be exempt from the New York taxes discussed above to the extent they are derived from interest on obligations exempt from such taxes. In addition, the Fund may realize and distribute capital gains from time to time as a result of the Fund's normal investment activities. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in the Fund. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.
Frequent Trading
Frequent or short-term trading into and out of each Fund can have adverse consequences for the Funds and shareholders who use the Funds as a long-term investment vehicle. Such trading in significant amounts can disrupt the Funds' investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Funds. Investors engaged in such trading may also seek to profit by anticipating changes in a Fund's NAV in advance of the time as of which NAV is calculated.
Each Fund's board has approved policies and procedures intended to discourage excessive frequent or short-term trading of its shares. These policies and procedures are identical for both Funds and are described in each Fund's Prospectus, incorporated herein by reference.

Portfolio Holdings Disclosure Policies
Each Fund's SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. The SAIs are available on Federated's website at FederatedInvestors.com.
INFORMATION ABOUT THE REORGANIZATION
DESCRIPTION OF THE AGREEMENT AND THE PLAN OF REORGANIZATION
The Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or after December 8, 2017. On the Closing Date, all, or substantially all, of the assets of NYMIF will be transferred to FMBDF. In exchange for the transfer of these assets, FMBDF will simultaneously issue to NYMIF a number of full and fractional Class A Shares and Class B Shares of FMBDF equal in value to the aggregate NAV of the Class A Shares and Class B Shares of NYMIF calculated as of 4:00 p.m. on the Closing Date.
The value of NYMIF's assets to be acquired by FMBDF shall be the value of such assets at the Closing Date of the Reorganization using the valuation procedures set forth in FMBDF's Articles of Incorporation and its current Prospectus and SAI, or such other valuation procedures as NYMIF and FMBDF shall mutually agree. There are no material differences between the valuation procedures of NYMIF and FMBDF. Consequently, it is not anticipated that the use of FMBDF's valuation procedures will result in a material revaluation of NYMIF's assets at the time of the Reorganization. Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations. Over-the-counter derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board.
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. If a Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the Fund's fair valuation procedures described in the Funds' Prospectuses and SAI.
NYMIF will not transfer deferred or prepaid expenses, to the extent that they do not have a continuing value to FMBDF, and which are not expected to be material in amount. NYMIF will discharge all of its liabilities and obligations prior to consummation of the Reorganization. In doing so, pursuant to a policy previously reviewed with the Board, NYMIF will set aside cash to satisfy its remaining liabilities, which cash would be placed in a “closed fund pool” used to pay these expenses and not be transferred to FMBDF. If, after the Closing Date, additional cash in excess of accrued expenses recorded on NYMIF's books on or before the Closing Date are received by or returned to NYMIF, such amounts would be placed into the closed fund pool to pay expenses or, if all expenses have been paid, amounts that do not impact shareholders may be retained by the Adviser and its affiliates in accordance with the policy. Any amount impacting shareholders (i.e., that is not an expense accrual item) should be received by FMBDF as the surviving fund. Moreover, any amounts received or returned that are not retained by NYMIF's Adviser or its affiliates should be remitted to FMBDF as the surviving fund. Following the transfer of its assets in exchange for Class A Shares and Class B of FMBDF, NYMIF will distribute Class A Shares and Class B Shares of FMBDF pro rata to NYMIF shareholders of record of Class A Shares and Class B Shares in complete liquidation of NYMIF. Shareholders of NYMIF owning shares on the Closing Date of the Reorganization will receive that number of Class A Shares and Class B Shares of FMBDF which have the same aggregate value as the shareholder had in its NYMIF shares immediately before the Reorganization. This distribution will be accomplished by the establishment of accounts in the names of NYMIF's shareholders on the share records of FMBDF's transfer agent. FMBDF does not issue share certificates to shareholders. Following the consummation of the Reorganization, NYMIF will then be dissolved.
The transfer of shareholder accounts from NYMIF to FMBDF will occur automatically. It is not necessary for NYMIF shareholders to take any action to effect the transfer. Please do not attempt to make the transfer yourself in advance of the Reorganization. If you do so, you may disrupt the management of the Funds' portfolios.
The Plan contains customary representations, warranties and conditions and provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Plan by NYMIF's shareholders; and (ii) the receipt by NYMIF and FMBDF of an opinion to the effect that the Reorganization will be tax-free to NYMIF, its shareholders and FMBDF. The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the boards determine that the Reorganization is not in the best interests of the shareholders of NYMIF or FMBDF, respectively.

Board Considerations Relating to the Reorganization
The Board considered the potential benefits and costs of the Reorganization to NYMIF and FMBDF and their respective shareholders. In this regard, the Board requested and reviewed detailed information comparing each Fund, as described herein, and as required by Rule 17a-8 of the 1940 Act. In determining to recommend that participation in the Reorganization is in the best interests of NYMIF, and in approving the Plan, the Board considered all pertinent factors it deemed relevant, including the following:
•	The Reorganization is intended to be structured as a tax-free Reorganization under Section 368(a)(1)(C) of the Code and is a preferable tax result for shareholders as compared to a liquidation of NYMIF (which would be a fully taxable redemption).
•	Although the investment objectives and certain of the investment policies of NYMIF and FMBDF are different in certain respects, the broader focus of FMBDF's investment strategy of investing in a nationally diversified municipal bond portfolio allows the various portfolio investments of NYMIF to be permissible investments for FMBDF.
•	Generally, FMBDF has stronger overall long-term performance, and there is no anticipated decline in services to Reorganizing Fund shareholders as a result of the Reorganization. The range and quality of the services that Reorganizing Fund shareholders will receive as shareholders of FMBDF will be comparable to the range and quality of services that they currently receive.
•	The Reorganization requires shareholder approval due to: (i) material differences in the Funds' fundamental investment objectives; (ii) material differences in the Funds' advisory contracts, namely that NYMIF's advisory agreement with the Adviser provides for an annual investment advisory fee of 0.40% of average daily net assets and FMBDF's advisory contract with the Adviser provides for an annual investment advisory fee of 0.30% of average daily net assets, plus 4.50% of FMBDF's gross income. The blended fee of FMBDF could be higher or lower than the annual advisory fee of NYMIF.
•	As a larger fund following the Reorganization, FMBDF may benefit from the potential for greater efficiencies and the ability to spread relative fixed costs over a larger asset base.
•	The Board considered alternatives to the Reorganization, such as liquidation of NYMIF, and the reasons for favoring the Reorganization instead of the alternatives.
•	The Board considered the terms and conditions of the Plan, as presented to the Board.
•	NYMIF shareholders will lose the benefit of tax favored status of dividends under New York State and municipal income taxes.
•	NYMIF shareholders will be merged into a fund with lower gross expenses. Although the net expenses of FMBDF are higher than those of NYMIF (and will be higher than those of NYMIF following the Reorganization), the Adviser recently increased the amount of voluntary fee waivers and/or expense reimbursements for each class of FMBDF to enhance their competitiveness and to reduce the extent to which FMBDF's net expenses will be greater than those of NYMIF in anticipation of the Reorganization.
With respect to Reorganization-related expenses, the Board considered:
•	NYMIF will pay direct proxy expenses (e.g., mailing, processing, tabulation, printing and solicitation costs and expenses, as well as the cost associated with printing and mailing of prospectus supplements, as applicable) associated with the Reorganization estimated at $18,381;
•	Brokerage expenses for NYMIF related to the disposition of portfolio securities by NYMIF prior to the Reorganization and the purchase of replacement securities are expected to be minimal;
•	The Adviser will pay the other direct and indirect expenses of the Reorganization (consisting primarily of legal and accounting fees);
•	The effect on the net asset value of NYMIF as a result of the payment of the direct proxy and brokerage expenses would be approximately $0.0069 per share; and
•	There will be no dilution to shareholders in the transaction, because each NYMIF shareholder will become the owner of shares of FMBDF having a total net asset value equal to the total net asset value of his or her holdings in NYMIF on the date of the Reorganization.

Based upon all the foregoing considerations and other information in this Prospectus/Proxy Statement, the Board, including the Trustees who are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) concluded that the Reorganization will not result in dilution of NYMIF shareholders and is in the best interests of NYMIF. The Board, reviewed and unanimously approved the Plan. The Board recommends that NYMIF shareholders approve the Plan. The approval was made on the basis of each Trustee's judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.
Cost of the Reorganization
NYMIF and FMBDF will bear expenses associated with their participation in the Reorganization, as contemplated in Article IX of the Plan as summarized below.
Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of this Prospectus/Proxy Statement; (b) postage; printing; accounting fees; legal fees incurred by each Fund; (c) proxy solicitation costs; and other related administrative or operational costs. NYMIF will pay for the direct proxy expenses (e.g. printing, mailing, solicitation and tabulation expenses, as well as the cost associated with printing and mailing of prospectus supplements, as applicable) estimated to be approximately $18,381. FMBDF will pay registration fees, with respect to securities issued pursuant to the Reorganization, on an as incurred basis. The Adviser will pay legal expenses associated with the preparation and filing of the proxy materials, accounting and other remaining expenses related to the Reorganization.
The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Annex A and incorporated herein by reference. The foregoing summary summarizes all material terms of the Plan.
DESCRIPTION OF FMBDF'S SHARE CLASSES AND CAPITALIZATION
This section is for informational purposes only. If the Reorganization is consummated, the capitalizations are likely to be different on the closing date as a result of daily share purchase and redemption activities in FMBDF's Class A shares and Class B shares and changes in NAV.
The Shares of FMBDF to be issued to the shareholders of NYMIF's Shares under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of FMBDF provided herewith for additional information about Shares of FMBDF.
The following table sets forth the unaudited capitalization of NYMIF into FMBDF as of July 31, 2017.
Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Federated New York Municipal Income Fund – Class A Shares	$26,252,934	2,521,775	$10.41
Reorganization expenses	$(17,324)
Share adjustment		(27,896)
Federated Municipal Bond Fund, Inc. – Class A Shares	$300,376,574	28,561,914	$10.52
Federated Municipal Bond Fund, Inc., Pro Forma Combined – Class A Shares	$326,612,184	31,055,793	$10.52

Federated New York Municipal Income Fund – Class B Shares	$1,601,506	153,829	$10.41
Reorganization expenses	$(1,057)
Share adjustment		(1,839)
Federated Municipal Bond Fund, Inc. – Class B Shares	$3,865,585	367,275	$10.53
Federated Municipal Bond Fund, Inc., Pro Forma Combined – Class B Shares	$5,466,034	519,265	$10.53

Federated Municipal Bond Fund, Inc. – Class C Shares	$16,225,186	1,541,546	$10.53
Federated Municipal Bond Fund, Inc., Pro Forma Combined – Class C Shares	$16,225,186	1,541,546	$10.53

Federated Municipal Bond Fund, Inc. – Class F Shares	$27,568,710	2,621,956	$10.51
Federated Municipal Bond Fund, Inc., Pro Forma Combined – Class F Shares	$27,568,710	2,621,956	$10.51

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Federated Municipal Bond Fund, Inc. – Class IS	$100	10	$10.52
Federated Municipal Bond Fund, Inc., Pro Forma Combined – Class IS	$100	10	$10.52
FEDERAL INCOME TAX CONSEQUENCES
As a non-waivable condition to the Reorganization, each Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:
•	the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and NYMIF and FMBDF each will be a “party to a reorganization” within the meaning of section 368(b) of the Code;
•	no gain or loss will be recognized by FMBDF upon its receipt of NYMIF's assets in exchange for Shares of FMBDF;
•	no gain or loss will be recognized by NYMIF upon transfer of its assets to FMBDF solely in exchange for the Shares of FMBDF or upon the distribution of FMBDF Shares to NYMIF's shareholders in exchange for their NYMIF Shares;
•	no gain or loss will be recognized by shareholders of NYMIF upon exchange of their NYMIF Shares for FMBDF Shares;
•	the tax basis of the assets of NYMIF in the hands of FMBDF will be the same as the tax basis of such assets to NYMIF immediately prior to the Reorganization;
•	the aggregate tax basis of FMBDF Shares received by each shareholder of NYMIF pursuant to the Reorganization will be the same as the aggregate tax basis of the Shares of NYMIF held by such shareholder immediately prior to the Reorganization;
•	the holding period of FMBDF's Shares received by each shareholder of NYMIF will include the period during which NYMIF's Shares exchanged therefore were held by such shareholder, provided the Shares of NYMIF were held as capital assets on the date of the Reorganization; and
•	the holding period of the assets of NYMIF in the hands of FMBDF will include the period during which those assets were held by NYMIF.
The opinion provided in connection with the Reorganization shall be based on customary assumptions and such representations as tax counsel may reasonably request and each Fund will cooperate to make and certify the accuracy of such representations. The opinion may state that no opinion is expressed as to the effect of the Reorganization on NYMIF, FMBDF or any shareholder of NYMIF with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, the requirement that the above-described opinion be provided in connection with the Reorganization cannot be waived by either Fund.
Opinions of counsel are not binding upon the Internal Revenue Service (the “IRS”) or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of NYMIF would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her NYMIF shares and the fair market value of FMBDF shares received in exchange therefore.
Prior to the Reorganization, NYMIF may dispose of portfolio securities in the ordinary course of business and in anticipation of the Reorganization (which may result in the realization of capital gains). Prior to the Reorganization, NYMIF will distribute to shareholders any net capital gains. Distribution of any previously undistributed income will either be reinvested in a shareholder's account in FMBDF or distributed to NYMIF shareholders following the Reorganization. Distributions of capital gains, if any, will be taxable, but distributions of previously undistributed income will generally be tax-exempt for NYMIF shareholders.

The following chart compares the capital loss carryforwards and gain/loss positions of NYMIF and FMBDF as of the dates presented below.
	NYMIF (Reorganizing Fund)		FMBDF (Surviving Fund)
	Date	Amount	Date	Amount
Capital Loss Carryforward	8/31/2016	$2,609,302	3/31/2017	$7,068,459
Year-to-Date Realized Gain (Loss)	6/30/2017	$404,576	6/30/2017	$1,472,968
Net Unrealized Gain (Loss)	6/30/2017	$1,272,278	6/30/2017	$14,817,223
Capital loss carryforwards realized by a “regulated investment company” (as defined by the Code) in taxable years which commenced before December 22, 2010 are subject to expiration as mandated by the Code. In addition, the Code may limit the amounts of capital loss carryforwards and unrealized losses that can be utilized by funds involved in a reorganization. Based on the above information, while any limitations cannot be determined until the date on which the Reorganization is consummated, assuming the Reorganization occurred on July 18, 2017, the Adviser projects that FMBDF's ability to utilize NYMIF's remaining capital loss carryforwards will be limited. There may be additional limitations on the use of NYMIF's capital loss carryforward by FMBDF going forward.
See the discussion entitled “Summary—Tax Consequences” in this Prospectus/Proxy Statement for further information regarding the tax consequences of the Reorganization. Shareholders of NYMIF should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. In addition, because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.
Distributions Associated with the Reorganization
Before the Reorganization, NYMIF will distribute any net capital gains to shareholders. Distributions of any previously undistributed income will either be reinvested in a shareholder's account in FMBDF or distributed to Fund shareholders following the Reorganization. Distributions of capital gains, if any, will be taxable, but any distributions of previous undistributed income will generally be tax-exempt for NYMIF shareholders. As of August 31, 2017, the estimated per share dollar amount of any capital gains or any previously undistributed income is $0 and $0, respectively. See the discussion entitled “Summary–Tax Consequences” in this Prospectus/Proxy Statement for further information regarding the tax consequences of the Reorganization.
COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS
Both Funds are open-end, management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current NAV. FMBDF was established under the laws of the state of Maryland, and NYMIF was established under the laws of the Commonwealth of Massachusetts. Both Funds are governed by their respective Articles of Incorporation or Declaration of Trust, Bylaws and Boards, in addition to applicable state and federal law. The rights of shareholders of FMBDF and NYMIF are set forth in their respective Article of Incorporation or Declaration of Trust and Bylaws. Set forth below is a brief summary of the material rights of shareholders of FMBDF and shareholders of NYMIF.
CATEGORY	SHAREHOLDER RIGHTS FMBDF	SHAREHOLDER RIGHTS NYMIF
Preemptive Rights	None	Same
Preferences	None	Same
Appraisal Rights	None	Same
Conversion Rights (other than intra-fund share conversion rights as provided in the prospectuses of FMBDF and NYMIF)	None	Same
Exchange Rights (other than the right to exchange for shares of other Federated mutual funds as provided in the prospectuses of FMBDF and NYMIF)	None	Same
Minimum Account Size	$1,500 for A, B, and C classes (in the case of IRAs, $250) and $25,000 for the IS class.	$1,500 for A and B classes
Annual Meeting	Not required	Not required

CATEGORY	SHAREHOLDER RIGHTS FMBDF	SHAREHOLDER RIGHTS NYMIF
Right to Call Shareholder Meetings	Special Meetings of Shareholders of the Company or of a particular Series or Class may be called by the Chairman, or by any Director; and shall be called by the Secretary whenever ordered by the Chairman, the Board of Directors, or as requested in writing by Shareholders entitled to cast at least 10% of the voter shares entitled to be cast at the meeting.	Special Meetings of Shareholders of the Trust or of a particular Series or Class shall be called by the Trustees or the Chief Executive Officer of the Trust or requested in writing by the holder or holders of at least one-tenth of the outstanding shares of the Trust or of the relevant Series or Class, entitled to vote.
Notice of Meeting	The Secretary shall give not less than ten nor more than 90 days' written notice of the meeting.	Shareholders shall be entitled to at least fifteen days' notice of any shareholder meeting.
Record Date for Meetings	The Board of Directors may fix a date not more than 90 days and not less than ten before the meeting date as the record date for determining shareholders entitled to notice of or to vote at any meeting of shareholders.	The Board of Trustees may fix a date not more than 60 days before the meeting date as the record date for determining shareholders entitled to notice of or to vote at any meeting of shareholders.
Quorum for Meetings	The presence in person or by proxy of holders of one-third of the shares of stock of the Corporation entitled to vote without regard to class shall constitute a quorum at any meeting of the shareholders, except with respect to any matter which by law requires the separate approval of one or more classes of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each class entitled to vote separately on the matter shall constitute a quorum.	Except as otherwise provided by law, to constitute a quorum for the transaction of any business at any meeting of Shareholders there must be present, in person or by proxy, holders of more than fifty percent of the total number of outstanding Shares of all Series and Classes and entitled to vote at such meeting. When any one or more Series or Classes, entitled to vote as a single Series or Class, more than fifty percent of the Shares of each such Series or Class entitled to vote shall constitute a quorum.
Vote Required for Election of Trustees	A majority of the aggregate number of votes entitled to be cast.	A plurality of shares cast at a meeting of shareholders of the Trust.
Adjournment of Meetings	In the absence of a quorum at any meeting, a majority of those Shareholders present in person or by proxy may adjourn the meeting from time to time to a date not later than 120 days after the original record date without further notice than by announcement to be given at the meeting until a quorum, as above defined, shall be present. Any business may be transacted at the adjourned meeting which might have been transacted at the meeting originally called had the same been held at the time so called.	If a quorum shall not be present for the purpose of any vote that may properly come before the meeting, the Shares present in person or by proxy and entitled to vote at such meeting on such matter may, by plurality vote, adjourn the meeting from time to time to such place and time without further notice than by announcement to be given at the meeting until a quorum entitled to vote on such matter shall be present, whereupon any such matter may be voted upon at the meeting as though held when originally convened.
Removal of Trustees by Shareholders	At any meeting of Shareholders duly called for such purpose, any Director may by the vote of a majority of all of the Shares entitled to vote be removed from office.	A Trustee may be removed at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares.

CATEGORY	SHAREHOLDER RIGHTS FMBDF	SHAREHOLDER RIGHTS NYMIF
Personal Liability of Officers and Trustees	The Corporation shall indemnify its directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any Shareholder thereof to which such person would otherwise be subject by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his office (“disabling conduct”).	The Trust agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties and counsel fees incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, by virtue of his being or having been a Trustee or officer of the Trust or his serving or having served as a trustee, director, officer, partner, or fiduciary of another trust, corporation, partnership, joint venture, or other enterprise at the request of the Trust, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”).
Personal Liability of Shareholders	None	Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.
In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by its Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

CATEGORY	SHAREHOLDER RIGHTS FMBDF	SHAREHOLDER RIGHTS NYMIF
Right of Inspection	The Board of Directors shall, subject to the laws of Maryland, have the power to determine, from time to time, whether and to what extent and at what times and places and under what conditions and regulations any accounts and books of the Corporation, or any of them, shall be open to the inspection of the Stockholders.	Under Massachusetts law, and under the Bylaws of the Trust, the trustees of a Massachusetts business trust may from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of each series and class of shares of the Trust or any of them may be open to the inspection of the shareholders of any series or class; and no shareholder may have any right to inspect any account or book or document of the Trust except that, to the extent such account or book or document relates to the series or class in which he is a shareholder or the Trust generally, such shareholder will have such right of inspection as conferred by laws or authorized by the trustees or by resolution of the shareholders of the relevant series or class.
Number of Authorized Shares; Par Value	1,000,000,000 shares of common stock, all of which have a par value of $0.01 per share.	Unlimited; No Par Value
INFORMATION ABOUT NYMIF AND FMBDF
WHERE TO FIND ADDITIONAL INFORMATION
Information about NYMIF is included in its Prospectus and SAI dated October 31, 2016, each of which is incorporated herein by reference. Information about FMBDF is included in its Prospectus and its SAI dated July 27, 2017, each of which is incorporated herein by reference. A copy of the Prospectus for FMBDF accompanies this Prospectus/Proxy Statement. Copies of the SAI of FMBDF, the Prospectus and SAI of NYMIF and the SAI dated October 31, 2016, relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Funds at 1-800-341-7400 or by writing to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561. The Prospectuses and SAIs of NYMIF and FMBDF are also available electronically at Federated's website at www.FederatedInvestors.com.
NYMIF and FMBDF are each subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Funds can be obtained by calling or writing to the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC's website http://www.sec.gov.
ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING
Proxies are being solicited by the Board of NYMIF. The proxies will be voted at the special meeting of shareholders of NYMIF to be held at 10:00 a.m. (Eastern time) on November 27, 2017, at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (such special meeting and any adjournment or postponement hereof are referred to as the “Special Meeting”). Proxy materials including this Prospectus/Proxy Statement, the Notice of Special Meeting of Shareholders and the form of proxy are available online at the website listed on your proxy card(s).
The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by NYMIF or its affiliates. In addition to solicitations through the mail, proxies may be solicited by officers, employees and agents of the Adviser or its affiliates, or, if necessary, the communications firm Broadridge Financial Solutions, Inc., retained for this purpose. Such solicitations may be by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions and confirming to the shareholders after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Adviser may reimburse custodians, nominees and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The purpose of the Special Meeting is set forth in the accompanying Notice. The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about October 11, 2017, to shareholders of record at the close of business on September 28, 2017 (the “Record Date”).
NYMIF's Annual Report, which includes audited financial statements for the fiscal year ended August 31, 2016, was previously mailed to shareholders of NYMIF. FMBDF's Annual Report, which includes audited financial statements for the fiscal year ended March 31, 2017, was previously mailed to shareholders of FMBDF. NYMIF and FMBDF will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered a copy of their Annual Report, which may be requested by writing to the Funds' principal executive officers or by calling the Fund. The principal executive office of each Fund is located at 4000 Ericsson Drive, Warrendale, PA 15086-7561. This document, as well as additional information about the Funds (including portfolio holdings, performance, and distributions), is also available on the website for each Fund. The website for each Fund is www.FederatedInvestors.com. The toll-free telephone number for both Funds is 1-800-341-7400. You may obtain directions on how to attend the special meeting of shareholders by calling 1-800-341-7400.
PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING
Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each Share of NYMIF is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of FMBDF are not being solicited since their approval is not required in order to effect the Reorganization.
Any shareholder entitled to vote at any meeting of shareholders may vote either in person, by telephone, by electronic means including facsimile, or by proxy, but no proxy which is dated more than six months before the meeting named therein shall be accepted unless otherwise provided in the proxy. Every proxy shall be in writing, subscribed by the shareholder or his duly authorized agent or be in such other form as may be permitted by law, including documents conveyed by electronic transmission. Every proxy shall be dated, but need not be sealed, witnessed or acknowledged. The placing of a shareholder's name on a proxy or authorizing another to act as the shareholder's agent, pursuant to telephone or electronically transmitted instructions obtained in accordance with procedures reasonably designed to verify that such instructions have been authorized by such shareholder, shall constitute execution of a proxy by or on behalf of such shareholder. Where Shares are held of record by more than one person, any co-owner or co-fiduciary may execute the proxy or give authority to an agent, unless the Secretary of Federated Municipal Securities Income Trust (the “Trust”) is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the Trust, or the person acting as Secretary of the Meeting. Unless otherwise specifically limited by their term, all proxies shall entitle the holders thereof to vote at any adjournment of such meeting but shall not be valid after the final adjournment of such meeting. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. If no instruction is given on the submitted proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Plan.
In order to hold the Special Meeting, a “quorum” of shareholders of NYMIF must be present. Holders of more than fifty percent of the total number of outstanding shares entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Plan and for the purpose of transacting any other business which may come before the meeting. Approval of the Plan requires the affirmative vote of “a majority of the outstanding securities” as defined in the 1940 Act. This vote requires the lesser of: (a) more than 50% of the outstanding voting securities of NYMIF; or (b) 67% or more of the voting securities of NYMIF present at the Special Meeting if the shareholders of more than 50% of the outstanding voting securities are present or represented by proxy;
Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted in FAVOR of the approval of the Reorganization. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” note for the purposes of obtaining the requisite approval of the proposal.

If a quorum is not present, the persons named as proxies shall vote those proxies that have been received to adjourn the Special Meeting from time to time to be held at the same place without further notice than by announcement to be given at the special meeting until a quorum shall be present. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies shall vote AGAINST and adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. If a quorum is achieved and a majority of shareholders vote against the proposal, the Reorganization will not occur at this time and the Board will consider alternatives such as liquidating NYMIF. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.
SHARE OWNERSHIP OF THE FUNDS
As of September 28, 2017, NYMIF had the following numbers of outstanding shares of beneficial interest:
Name of Fund	Share Class	Outstanding Shares
Federated New York Municipal Income Fund	Class A Shares	2,468,305
	Class B Shares	149,104
Each share is entitled to one vote and fractional shares have proportionate voting rights.
To the knowledge of NYMIF management, as of September 28, 2017, the following entities held beneficially or of record more than 5% of NYMIF's outstanding share classes.
Title of Class	Name and Address	Shares	Percentage of Shares
Federated New York Municipal Income Fund–Class A Shares
	Morgan Stanley & Co., Jersey City, NJ	199,051	8.06%
	Charles Schwab & Co., Inc., San Francisco, CA	247,991	10.05%
	MLPF&S, Jacksonville, FL	298,815	12.11%
	Pershing LLC, Jersey City, NJ	557,532	22.59%
Federated New York Municipal Income Fund–Class B Shares
	Pershing LLC, Jersey City, NJ	14,267	9.57%
	National Financial Services LLC, New York, NJ	20,020	13.43%
	Wells Fargo Clearing Services LLC, St. Louis, MO	24,146	16.19%
	Charles Schwab & Co. Inc., San Francisco, CA	78,489	52.64%
Officers and Trustees of NYMIF owned less than 1% of each class of NYMIF's outstanding shares.
As of September 28, 2017, FMBDF had the following numbers of outstanding shares of beneficial interest:
Name of Fund	Share Class	Outstanding Shares
Federated Municipal Bond Fund	Class A Shares	28,320,473
	Class B Shares	356,418
	Class C Shares	1,511,673
	Class F Shares	2,629,344
	Institutional Shares	25,017

To the knowledge of FMBDF's management, as of September 28, 2017, the following entities held beneficially or of record more than 5% of FMBDF's outstanding share classes.
Title of Class	Name and Address	Shares	Percentage of Shares
Federated Municipal Bond Fund–Class A Shares
	Pershing LLC	1,428,010	5.04%
	National Financial Services LLC, New York, NY	2,426,340	8.57%
	Wells Fargo Clearing Services LLC, St. Louis, MO	2,445,374	8.63%
	Edward D. Jones & Co., Saint Louis, MO	4,343,838	15.34%
Federated Municipal Bond Fund–Class B Shares
	National Financial Services LLC, New York, NY	35,087	9.84%
	Wells Fargo Clearing Services LLC, St. Louis, MO	68,418	19.20%
	Edward D. Jones & Co., Saint Louis, MO	80,416	22.56%
	Pershing LLC	111,863	31.39%
Federated Municipal Bond Fund–Class C Shares
	UBS WM USA, Weehawken, NJ	76,545	5.06%
	Morgan Stanley & Co., Jersey City, NJ	100,458	6.65%
	Raymond James, St. Petersburg, FL	113,951	7.54%
	Edward D. Jones & Co., Saint Louis, MO	121,010	8.01%
	Pershing LLC, Jersey City, NJ	132,453	8.76%
	MLPF&S, Jacksonville, FL	159,014	10.52%
	National Financial Services LLC, New York, NY	217,427	14.38%
	Wells Fargo Clearing Services LLC, St. Louis, MO	260,133	17.21%
Federated Municipal Bond Fund–Class F Shares
	Wells Fargo Clearing Services LLC, St. Louis, MO	147,087	5.59%
	Charles Schwab & Co. Inc., San Francisco, CA	166,670	6.34%
	Pershing LLC, Jersey City, NJ	324,104	12.33%
	National Financial Services LLC, New York, NY	352,068	13.39%
	Edward D. Jones & Co., Saint Louis, MO	1,389,010	52.38%

Federated Municipal Bond Fund–Institutional Shares
	Stifel Nicolaus & Co. Inc., Saint Louis, MO	25,008	99.96%
Officers and Directors owned less than 1% of each class of FMBDF's outstanding shares.
Shareholders owning 25% or more of outstanding shares may be in control of the Fund of which they are a shareholder and be able to affect the outcome of certain matters presented for a vote of shareholders.
Charles Schwab & Co., Inc. is organized in the state of California and is a subsidiary of The Charles Schwab Corporation; organized in the state of Delaware.
Edward Jones & Co. is organized in the state of Missouri and is a subsidiary of Jones Financial Companies, organized in the state of Missouri.
Stifel Nicolaus & Co. is organized in the state of Delaware and is a subsidiary of Stifel Financial Corp., organized in the state of Delaware.
INTERESTS OF CERTAIN PERSONS
The Adviser is a subsidiary of Federated Investors, Inc. All of the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are J. Christopher Donahue, Thomas R. Donahue, and Rhodora J. Donahue, their mother, for the benefit of certain members of the Donahue family. J. Christopher Donahue currently serves as an Interested Trustee of the Trust of which NYMIF is a portfolio. J. Christopher Donahue and Thomas R. Donahue serve as Interested Directors of Federated Municipal Bond Fund, Inc.

SHAREHOLDER COMMUNICATIONS AND OTHER MATTERS
All shareholder communication should be directed to the Trust's Secretary at 4000 Ericsson Drive, Warrendale, PA 15086-7561. Shareholders wishing to submit proposals for consideration for inclusion in a Prospectus/Proxy Statement for the next meeting of shareholders should send their written proposals to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561, so that they are received within a reasonable time before any such meeting.
No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of NYMIF. With respect to any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote AGAINST such an adjournment those proxies that are required to vote against the proposal and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
By Order of the Board of Trustees,
Peter J. Germain
Assistant Secretary
October 10, 2017

ANNEX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 5th day of October, 2017 by and between Federated Municipal Bond Fund, Inc., a Maryland corporation, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Surviving Fund”), and Federated Municipal Securities Income Trust, a Massachusetts business trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Reorganizing Fund Registrant”), on behalf of Federated New York Municipal Income Fund (“Reorganizing Fund” and, collectively with the Surviving Fund, the “Funds”).
This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all or substantially all of the assets of the Reorganizing Fund (which offers Class A Shares and Class B Shares) (the “Reorganizing Fund Shares”) in exchange solely for shares (Class A Shares and Class B, respectively), no par value per share, of the Surviving Fund (“Surviving Fund Shares”); (ii) the distribution of the Surviving Fund Shares (Class A Shares and Class B Shares) to the holders of the outstanding shares of the Reorganizing Fund (Class A Shares and Class B Shares, respectively), and (iii) the liquidation, dissolution and termination of the Reorganizing Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”). The Surviving Fund also offers Class C Shares, Class F Shares and Institutional Shares, which are not involved in the Reorganization.
WHEREAS, the Reorganizing Fund is a separate series of the Reorganizing Fund Registrant, the Surviving Fund and Reorganizing Fund Registrant are open-end, registered management investment companies, and the Reorganizing Fund owns securities that generally are assets of the character in which the Surviving Fund is permitted to invest;
WHEREAS, the Reorganizing Fund and Surviving Fund are authorized to issue their shares of beneficial interests and stock, respectively;
WHEREAS, the Trustees of the Reorganizing Fund Registrant have determined that the Reorganization, with respect to the Reorganizing Fund, is in the best interests of the Reorganizing Fund and that the interests of the existing shareholders of the Reorganizing Fund will not be diluted as a result of the Reorganization;
WHEREAS, the Directors of the Surviving Fund have determined that the Reorganization, with respect to the Surviving Fund, is in the best interests of the Surviving Fund and that the interests of the existing shareholders of the Surviving Fund will not be diluted as a result of the Reorganization;
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
ARTICLE I
TRANSFER OF ASSETS OF THE REORGANIZING FUND IN EXCHANGE FOR SURVIVING
FUND SHARES AND LIQUIDATION AND DISSOLUTION OF THE REORGANIZING FUND
1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Reorganizing Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2, to the Surviving Fund. In exchange, the Surviving Fund agrees to deliver to the Reorganizing Fund the number of full and fractional shares of each class of Surviving Fund Shares determined by multiplying (a) the outstanding shares of each class of the Reorganizing Fund Shares by (b) the ratio computed by dividing (x) the net asset value (“NAV”) per share of such class of the Reorganizing Fund Shares computed in the manner as of the time and date set forth in paragraph 2.2 by (y) the NAV per share of the corresponding class of Surviving Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of the Reorganizing Fund Shares will receive the corresponding class of Surviving Fund Shares in exchange for their Reorganizing Fund Shares. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.
1.2 ASSETS TO BE ACQUIRED. The assets of the Reorganizing Fund to be acquired by the Surviving Fund shall consist of property having a value equal to the total net assets of the Reorganizing Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivable, and other assets (except as provided in the next sentence), owned by the Reorganizing Fund as of the Closing Date. The assets to be acquired by the Surviving Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Reorganizing Fund on the Closing Date, to the extent that they do not have continuing value to the Surviving Fund.

The Reorganizing Fund has provided the Surviving Fund with its most recent audited financial statements and/or most recent unaudited semi-annual financial statements, which contain a list of all of the Reorganizing Fund's assets as of the date of such statements. The Reorganizing Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Reorganizing Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.
The Reorganization is to occur on the Closing Date, which is expected to be on or after December 8, 2017. On the Closing Date, substantially all of the assets of the Reorganizing Fund (except for deferred or prepaid expenses, and amounts reserved for payment of Reorganizing Fund liabilities and any additional cash received by the Reorganizing Fund after the Closing Date in excess of accrued Fund liabilities recorded on the Reorganizing Fund's books on or before the Closing Date that is retained by the Reorganizing Fund's adviser) will be transferred to the Surviving Fund. In exchange for the transfer of these assets, the Surviving Fund will simultaneously issue to the Reorganizing Fund a number of full and fractional Class A Shares and Class B Shares (as applicable) of the Surviving Fund equal in value to the aggregate NAV of the Class A Shares and Class B Shares of the Reorganizing Fund, as applicable, calculated as of 4:00 p.m., Eastern time, on the Closing Date.
1.3 LIABILITIES TO BE DISCHARGED. The Reorganizing Fund will discharge all of its liabilities and obligations prior to or as of the Closing Date. Accordingly, the Reorganizing Fund may set aside cash to satisfy its liabilities, which (along with deferred or prepaid expenses) would not be transferred to the Reorganizing Fund. Following the Closing Date, if additional cash in excess of accrued expenses recorded on the Reorganizing Fund's books on or before the Closing Date are received by or returned to the Reorganizing Fund, the Reorganizing Fund's Adviser and its affiliates may retain such excess funds; any amounts received or returned that are not retained by the Reorganizing Fund's Adviser would be remitted to the Surviving Fund.
1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Reorganizing Fund will distribute in complete liquidation of the Reorganizing Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Reorganizing Fund Shareholders”), all of the Surviving Fund Shares received by the Reorganizing Fund pursuant to paragraph 1.1; and (b) the Reorganizing Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Surviving Fund Shares credited to the account of the Reorganizing Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the name of the Reorganizing Fund Shareholders, and representing the respective pro rata number of Surviving Fund Shares due such shareholders. All issued and outstanding Reorganizing Fund Shares will simultaneously be canceled on the books of the Reorganizing Fund. The Surviving Fund shall not issue certificates representing Surviving Fund Shares in connection with such transfer. After the Closing Date, the Reorganizing Fund shall not conduct any business except in connection with its liquidation, dissolution and termination.
1.5 OWNERSHIP OF SHARES. Ownership of Surviving Fund Shares will be shown on the books of the Surviving Fund's transfer agent. Surviving Fund Shares will be issued simultaneously to the Reorganizing Fund, in an amount equal in value to the aggregate NAV of the Reorganizing Fund Shares computed in the manner set forth in paragraph 2.2, to be distributed to Reorganizing Fund Shareholders.
1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Surviving Fund Shares in a name other than the registered holder of the Reorganizing Fund Shares on the books of the Reorganizing Fund as of that time, as a condition of such issuance and transfer, shall be paid by the person to whom such Surviving Fund Shares are to be issued and transferred.
1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Reorganizing Fund is and shall remain the responsibility of the Reorganizing Fund.
1.8 TERMINATION. The Reorganizing Fund shall be liquidated, dissolved and terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.
1.9 BOOKS AND RECORDS. All books and records of the Reorganizing Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Surviving Fund from and after the Closing Date and shall be turned over to the Surviving Fund as soon as practicable following the Closing Date.

1.10 OTHER REORGANIZATION-SPECIFIC ITEMS.
In connection with the Reorganization, any minimum investment amounts applicable to initial investments in the Surviving Fund Shares shall be waived with respect to the Reorganizing Fund Shareholder's initial receipt of Surviving Fund Shares as part of the Reorganization.
In connection with the Reorganization, a Reorganizing Fund Shareholder will initially acquire the Surviving Fund Shares pursuant to the terms of this Agreement at net asset value, but subsequent purchases of such Surviving Fund Shares will be subject to any sales loads (including any front-end sales load) applicable to purchases of such Surviving Fund Shares.
Any privileges granted to any Reorganizing Fund Shareholder in connection with the Reorganization shall apply only with respect to the account of such Reorganizing Fund Shareholder opened on the books and records of the Surviving Fund as part of the Reorganization, and not to any existing account with the Surviving Fund or any other fund within the Federated Family of Funds or, unless otherwise specifically indicated herein, any other account opened by or on behalf of any Reorganizing Fund Shareholder with the Surviving Fund or any other fund within the Federated Family of Funds.
ARTICLE II
VALUATION
2.1 VALUATION OF ASSETS. The value of the Reorganizing Fund's assets to be acquired by the Surviving Fund hereunder shall be the value of such assets computed as of the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Surviving Fund's Articles of Incorporation and the Surviving Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the respective Boards of Directors/Trustees (“Board”) of the Surviving Fund and Reorganizing Fund Registrant).
2.2 VALUATION OF SHARES. The NAV per share of each class of Surviving Fund Shares shall be the NAV per share of such class of Surviving Fund Shares computed as of the closing on the Closing Date, using the valuation procedures set forth in the Surviving Fund's Articles of Incorporation and the Surviving Fund's then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by their respective Boards).
2.3 SHARES TO BE ISSUED. The number of shares of each class of Surviving Fund Shares to be issued (including fractional shares, if any) in exchange for the Reorganizing Fund's assets to be acquired by the Surviving Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1.
2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Surviving Fund and the Reorganizing Fund.
ARTICLE III
CLOSING AND CLOSING DATE
3.1 CLOSING DATE. The closing shall occur on or about December 8, 2017, or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.
3.2 CUSTODIAN'S CERTIFICATE. The Bank of New York Mellon, as custodian for the Reorganizing Fund (the “Custodian”), shall deliver at the closing a certificate of an authorized officer stating that: (a) the Reorganizing Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Surviving Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Reorganizing Fund.
3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Surviving Fund or the Reorganizing Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Surviving Fund or the Reorganizing Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT'S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Reorganizing Fund as of the Closing Date, shall deliver at the closing a certificate of an authorized officer stating that its records contain the names and addresses of Reorganizing Fund Shareholders, and the number and percentage ownership of outstanding Reorganizing Fund Shares owned by each such shareholder immediately prior to the closing. The Surviving Fund shall issue and deliver, or cause, State Street Bank and Trust Company, its transfer agent, to issue and deliver, a confirmation evidencing Surviving Fund Shares to be credited on the Closing Date to the Secretary of the Reorganizing Fund Registrant or provide evidence satisfactory to the Reorganizing Fund that the Surviving Fund Shares have been credited to the Reorganizing Fund's account on the books of the Surviving Fund. At the closing, each party shall deliver to the other such bills of sale, checks, assignments, treasurer, chief financial officer, president/vice president, secretary or other officer certificates, custodian and transfer agent instructions and certificates, tax opinions, receipts and other instruments or documents, if any, as such other party or its counsel may reasonably request.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
4.1 REPRESENTATIONS OF THE REORGANIZING FUND. The Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, represents and warrants to the Surviving Fund, as follows:
a)	The Reorganizing Fund is a legally designated, separate series of a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts.
b)	The Reorganizing Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Reorganizing Fund Registrant's registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Reorganizing Fund Shares are registered under the Securities Act of 1933, as amended (“1933 Act”), and such registration has not been revoked or rescinded and is in full force and effect.
c)	The current prospectus and statement of additional information of the Reorganizing Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
d)	The Reorganizing Fund is not in violation of, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of, any provision of the Reorganizing Fund Registrant's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Reorganizing Fund is a party or by which the Reorganizing Fund is bound.
e)	The Reorganizing Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof. All contracts of the Reorganizing Fund will be terminated with respect to the Reorganizing Fund as of the Closing Date (including any such contracts with affiliated persons of the Reorganizing Fund).
f)	Except as otherwise disclosed in writing to and accepted by the Surviving Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Reorganizing Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect the Reorganizing Fund's financial condition, the conduct of its business, or the ability of the Reorganizing Fund to carry out the transactions contemplated by this Agreement. The Reorganizing Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
g)	The audited financial statements of the Reorganizing Fund as of August 31, 2016, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Surviving Fund) fairly reflect the financial condition of the Reorganizing Fund as of such date, and there are no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements.

h)	The unaudited financial statements of the Reorganizing Fund as of February 28, 2017, and for the six month then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Surviving Fund) fairly reflect the financial condition of the Reorganizing Fund as of such date that are not disclosed in such statements.
i)	Since the date of the financial statements referred to in sub-paragraph (g) above, there have been no material adverse changes in the Reorganizing Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Reorganizing Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Fund. For the purposes of this sub-paragraph (h), a decline in the net asset value of the Reorganizing Fund shall not constitute a material adverse change.
j)	As of the date hereof, except as previously disclosed to the Surviving Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Reorganizing Fund's knowledge, there have been no material miscalculations of the NAV of the Reorganizing Fund or the NAV per share of any class or series of Reorganizing Fund Shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.
k)	The minute books and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Reorganizing Fund, the Reorganizing Fund's Board and committees of the Reorganizing Fund's Board. The stock transfer ledgers and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Reorganizing Fund Shares.
l)	The Reorganizing Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.
m)	All federal and other tax returns and reports of the Reorganizing Fund required by law to be filed (taking into account permitted extensions for filings) have been timely filed and are complete and correct in all material respects, and all federal and other taxes (whether or not shown as due on such returns and reports) have been paid, or provision shall have been made for the payment thereof. To the best of the Reorganizing Fund's knowledge, no such return is currently under audit, and no assessment has been asserted or proposed with respect to such returns.
n)	All issued and outstanding Reorganizing Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable (except as described in the Registration Statement) by the Reorganizing Fund. All of the issued and outstanding Reorganizing Fund Shares will, at the time of the closing, be held by the persons and in the amounts set forth in the records of the Reorganizing Fund's transfer agent as provided in paragraph 3.4. The Reorganizing Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Reorganizing Fund Shares, and has no outstanding securities convertible into any of the Reorganizing Fund Shares.
o)	At the closing, the Reorganizing Fund will have good and marketable title to the Reorganizing Fund's assets to be transferred to the Surviving Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Surviving Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the Commonwealth of Massachusetts, the Surviving Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Surviving Fund.
p)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Reorganizing Fund. Subject to approval by the Reorganizing Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Reorganizing Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

q)	The information to be furnished by the Reorganizing Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
r)	From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Reorganizing Fund Registrant with respect to the Reorganizing Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
s)	The Reorganizing Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon the Closing Date.
t)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Massachusetts law for the execution of this Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, or the performance of the Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Reorganizing Fund as described in paragraph 5.2.
u)	The Reorganizing Fund, and the Reorganizing Fund Registrant with respect to the Reorganizing Fund, has been and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Reorganizing Fund has been and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Reorganizing Fund, threatened against the Reorganizing Fund, or the Reorganizing Fund Registrant with respect to the Reorganizing Fund, that would question the right, power or capacity of (a) the Reorganizing Fund to conduct its business as conducted now or at any time in the past, or (b) the Reorganizing Fund Registrant's ability to enter into this Agreement on behalf of the Reorganizing Fund or the Reorganizing Fund's ability to consummate the transactions contemplated by this Agreement.
4.2 REPRESENTATIONS OF THE SURVIVING FUND. The Surviving Fund represents and warrants to the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, as follows:
a)	The Surviving Fund is a corporation duly organized, validly existing, and in good standing under the laws of the state of Maryland.
b)	The Surviving Fund is registered as an open-end management investment company under the 1940 Act, the Surviving Fund's registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Surviving Fund Shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.
c)	The current prospectus and statement of additional information of the Surviving Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.
d)	The Surviving Fund is not in violation of, and the execution, delivery and performance of this Agreement will not, result in a violation of, the Surviving Fund's Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Surviving Fund is a party or by which it is bound.

e)	Except as otherwise disclosed in writing to the Reorganizing Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Surviving Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect its financial condition, the conduct of its business or the ability of the Surviving Fund to carry out the transactions contemplated by this Agreement. The Surviving Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.
f)	The audited financial statements of the Surviving Fund as of March 31, 2017, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Reorganizing Fund) fairly reflect the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.
g)	Since the date of the financial statements referred to in sub-paragraph (h) above, there have been no material adverse changes in the Surviving Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Reorganizing Fund. For the purposes of this sub-paragraph (g), a decline in the NAV of the Surviving Fund shall not constitute a material adverse change.
h)	All federal and other tax returns and reports of the Surviving Fund required by law to be filed (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects, and all federal and other taxes (whether or not shown as due on such returns and reports) have been paid, or provision shall have been made for the payment thereof. To the best of the Surviving Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.
i)	All issued and outstanding Surviving Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Surviving Fund (except as described in the Registration Statement). The Surviving Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Surviving Fund Shares, and there are no outstanding securities convertible into any Surviving Fund Shares.
j)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Surviving Fund. This Agreement constitutes a valid and binding obligation of the Surviving Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.
k)	Surviving Fund Shares to be issued and delivered to the Reorganizing Fund for the account of the Reorganizing Fund Shareholders pursuant to the terms of this Agreement will, as of the closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Surviving Fund Shares, and will be fully paid and non-assessable.
l)	The information to be furnished by the Surviving Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
m)	From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Surviving Fund Registrant with respect to the Surviving Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
n)	The Surviving Fund has qualified and elected to be treated as a RIC under the Code as of and since its first taxable year; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

o)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Maryland law for the execution of this Agreement by the Surviving Fund or the performance of the Agreement by the Surviving Fund except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Maryland law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.
p)	The Surviving Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
ARTICLE V
COVENANTS OF THE SURVIVING FUND AND THE REORGANIZING FUND
5.1 OPERATION IN ORDINARY COURSE. The Surviving Fund and the Reorganizing Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.
5.2 APPROVAL OF SHAREHOLDERS. The Reorganizing Fund Registrant will call a special meeting of the Reorganizing Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.
5.3 INVESTMENT REPRESENTATION. The Reorganizing Fund covenants that the Surviving Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.
5.4 ADDITIONAL INFORMATION. The Reorganizing Fund will assist the Surviving Fund in obtaining such information as the Surviving Fund reasonably requests concerning the beneficial ownership of the Reorganizing Fund Shares.
5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Surviving Fund and the Reorganizing Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.
5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Reorganizing Fund shall furnish the Surviving Fund, in such form as is reasonably satisfactory to the Surviving Fund, a statement of the earnings and profits of the Reorganizing Fund for federal income tax purposes that will be carried over by the Surviving Fund as a result of Section 381 of the Code, and which will be certified by the Reorganizing Fund Registrant's Treasurer.
5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Surviving Fund will prepare and file with the Commission a registration statement on Form N-14 relating to the Surviving Fund Shares to be issued to shareholders of the Reorganizing Fund (the “Registration Statement”). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Surviving Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Reorganizing Fund's Shareholders to consider the approval of this Agreement and the transactions contemplated herein.
5.8 PRE-CLOSING DIVIDEND. On or before the Closing Date, the Reorganizing Fund shall have declared and paid to its shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing all of the Reorganizing Fund's investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE REORGANIZING FUND
The obligations of the Reorganizing Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Surviving Fund of all the obligations to be performed by the Surviving Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:
All representations, covenants, and warranties of the Surviving Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Surviving Fund shall have delivered to the Reorganizing Fund a certificate executed in the Surviving Fund's name by the Surviving Fund's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Reorganizing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Reorganizing Fund shall reasonably request.
ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND
The obligations of the Surviving Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Reorganizing Fund of all the obligations to be performed by the Reorganizing Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:
Any comments from the Commission's staff on or in connection with the preliminary or final Registration Statement filed with the Commission shall have been resolved to the satisfaction of the Surviving Fund and its investment adviser, Federated Investment Management Company, and such Registration Statement shall have been declared effective and delivered to the Reorganizing Fund shareholders as of the record date set forth therein.
All representations, covenants, and warranties of the Reorganizing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Reorganizing Fund shall have delivered to the Surviving Fund on such Closing Date a certificate executed in the Reorganizing Fund's name by the Reorganizing Fund Registrant's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of such Closing Date, to such effect and as to such other matters as the Surviving Fund shall reasonably request.
The Reorganizing Fund shall have delivered to the Surviving Fund a statement of the Reorganizing Fund's assets and liabilities, together with a list of the Reorganizing Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Reorganizing Fund Registrant.
ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
SURVIVING FUND AND REORGANIZING FUND
If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Reorganizing Fund or the Surviving Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1 This Agreement and the transactions contemplated herein, with respect to the Reorganizing Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Reorganizing Fund in accordance with applicable law and the provisions of the Reorganizing Fund Registrant's Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Surviving Fund. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.1.
8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Reorganizing Fund, provided that either party hereto may waive any such conditions for itself.
8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
8.5 The parties shall have received an opinion of K&L Gates LLP substantially to the effect that for federal income tax purposes:
a)	The transfer of all or substantially all of the Reorganizing Fund's assets to the Surviving Fund solely in exchange for Surviving Fund Shares (followed by the distribution of Surviving Fund Shares to the Reorganizing Fund Shareholders in dissolution, liquidation and termination of the Reorganizing Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Surviving Fund and the Reorganizing Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
b)	No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Reorganizing Fund solely in exchange for Surviving Fund Shares.
c)	No gain or loss will be recognized by the Reorganizing Fund upon the transfer of the Reorganizing Fund's assets to the Surviving Fund solely in exchange for Surviving Fund Shares or upon the distribution (whether actual or constructive) of Surviving Fund Shares to Reorganizing Fund Shareholders in exchange for their Reorganizing Fund Shares.
d)	No gain or loss will be recognized by any Reorganizing Fund Shareholder upon the exchange of its Reorganizing Fund Shares for Surviving Fund Shares.
e)	The aggregate tax basis of the Surviving Fund Shares received by each Reorganizing Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Reorganizing Fund Shares held by such Reorganizing Fund Shareholder immediately prior to the Reorganization. The holding period of Surviving Fund Shares received by each Reorganizing Fund Shareholder will include the period during which the Reorganizing Fund Shares exchanged therefor were held by such shareholder, provided the Reorganizing Fund Shares are held as capital assets at the time of the Reorganization.
f)	The tax basis of the Reorganizing Fund's assets acquired by the Surviving Fund will be the same as the tax basis of such assets to the Reorganizing Fund immediately prior to the Reorganization. The holding period of the assets of the Reorganizing Fund in the hands of the Surviving Fund will include the period during which those assets were held by the Reorganizing Fund.
Such opinion shall be based on customary assumptions and such representations as K&L Gates LLP may reasonably request, and the Reorganizing Fund and Surviving Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Surviving Fund, the Reorganizing Fund or any Reorganizing Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.5.
ARTICLE IX
EXPENSES
The Reorganizing Fund and the Surviving Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in this Article IX. The Reorganizing Fund will pay the following direct proxy expenses relating to its participation in the Reorganization: (a) cost of processing, printing and mailing the Proxy Materials (including the costs associated with printing and mailing of prospectus supplements, as applicable) and (b) the cost of soliciting and tabulating the vote of its shareholders in connection with the special meeting of shareholders. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Funds may incur transaction expenses associated with the sale and purchase of portfolio securities. Federated Investment Management

Company or its affiliates will pay all remaining direct and indirect expenses associated with the Reorganizing Fund's and Surviving Fund's participation in the Reorganization. Such other expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) accounting fees; (c) legal fees; and (d) other related administrative or operational costs.
ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
10.1 The Surviving Fund and the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, agree that neither party has made to the other party (and each party hereby disclaims the existence and veracity of) any representation, warranty, covenant, statement and/or understanding (including, without limitation, regarding assets, economics, compliance or other matters) not set forth herein, and that this Agreement constitutes the entire agreement between the parties, and supersedes any prior representation, warranty, covenant, statement and/or understanding between the parties with respect to the Reorganization.
10.2 Except as specified in the next sentence set forth in this paragraph 10.2, as between the parties to this Agreement, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.
ARTICLE XI
TERMINATION
This Agreement may be terminated by the Surviving Fund or Reorganizing Fund Registrant on or before the Closing Date. In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Surviving Fund, the Reorganizing Fund, the Reorganizing Fund Registrant, or their respective Directors/Trustees or their respective officers.
ARTICLE XII
AMENDMENTS
This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, and the Surviving Fund and as specifically authorized by their respective Boards; provided, however, that following the meeting of the Reorganizing Fund Shareholders called by the Reorganizing Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Surviving Fund Shares to be issued to the Reorganizing Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.
ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY
The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.
This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entities other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the Directors/Trustees, shareholders, nominees, officers, agents, or employees of the Surviving Fund or Reorganizing Fund Registrant personally, but shall bind only the property of the Funds, as provided in the Articles of Incorporation/Declaration of Trust of the Surviving Fund and Reorganizing Fund Registrant, as applicable. The execution and delivery of this Agreement have been authorized by the Directors/Trustees of the Surviving Fund and Reorganizing Fund Registrant, as applicable, on behalf of the Funds and signed by authorized officers of the Surviving Fund and Reorganizing Fund Registrant, acting as such. Neither the authorization by such Directors/Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Funds as provided in the Articles of Incorporation/Declaration of Trust of the Surviving Fund and Reorganizing Fund Registrant, as applicable.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.
FEDERATED MUNICIPAL BOND FUND, INC.
By:/s/ Peter J. Germain
Name: Peter J. Germain
Title: Assistant Secretary
FEDERATED MUNICIPAL SECURITIES INCOME TRUST
on behalf of its portfolio,
Federated New York Municipal Income Fund
By: /s/ Peter J. Germain
Name: Peter J. Germain
Title: Assistant Secretary

ANNEX B - FINANCIAL HIGHLIGHTS
Financial Highlights–Federated New York Municipal Income Fund–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 2/28/2017	Year Ended August 31,
		2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.71	$10.33	$10.45	$9.86	$10.65	$10.13
Income From Investment Operations:
Net investment income	0.15	0.30	0.32	0.33	0.34	0.36
Net realized and unrealized gain (loss) on investments and futures contracts	(0.45)	0.38	(0.12)	0.59	(0.80)	0.52
TOTAL FROM INVESTMENT OPERATIONS	(0.30)	0.68	0.20	0.92	(0.46)	0.88
Less Distributions:
Distributions from net investment income	(0.14)	(0.30)	(0.32)	(0.33)	(0.33)	(0.36)
Net Asset Value, End of Period	$10.27	$10.71	$10.33	$10.45	$9.86	$10.65
Total Return[1]	(2.76)%	6.72%	1.94%	9.46%	(4.50)%	8.88%
Ratios to Average Net Assets:
Net expenses	0.76%[2]	0.76%	0.76%	0.76%	0.76%	0.62%
Net investment income	2.83%[2]	2.89%	3.10%	3.26%	3.15%	3.49%
Expense waiver/reimbursement[3]	0.69%[2]	0.59%	0.65%	0.70%	0.53%	1.18%
Supplemental Data:
Net assets, end of period (000 omitted)	$26,843	$31,472	$28,576	$28,022	$27,534	$33,073
Portfolio turnover	4%	10%	17%	27%	7%	19%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales change, if applicable. Total returns for periods of less than one year are not annualized.
2	Computed on an annualized basis.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

Financial Highlights–Federated New York Municipal Income Fund–Class B Shares
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 2/28/2017	Year Ended August 31,
		2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.71	$10.33	$10.45	$9.86	$10.65	$10.13
Income From Investment Operations:
Net Investment Income	0.11	0.23	0.25	0.25	0.25	0.28
Net realized and unrealized gain (loss) on investments and futures contracts	(0.44)	0.38	(0.13)	0.59	(0.79)	0.53
TOTAL FROM INVESTMENT OPERATIONS	(0.33)	0.61	0.12	0.84	(0.54)	0.81
Less Distributions:
Distributions from net investment income	(0.11)	(0.23)	(0.24)	(0.25)	(0.25)	(0.29)
Net Asset Value, End of Period	$10.27	$10.71	$10.33	$10.45	$9.86	$10.65
Total Return[1]	(3.12)%	5.92%	1.18%	8.65%	(5.21)%	8.07%
Ratios to Average Net Assets:
Net expenses	1.52%[2]	1.52%	1.52%	1.52%	1.52%	1.38%
Net investment income	2.06%[2]	2.14%	2.34%	2.50%	2.37%	2.72%
Expense waiver/reimbursement[3]	0.68%[2]	0.58%	0.65%	0.69%	0.52%	1.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,604	$1,869	$2,130	$2,562	$2,661	$3,022
Portfolio turnover	4%	10%	17%	27%	7%	19%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales change, if applicable. Total returns for periods of less than one year are not annualized.
2	Computed on an annualized basis.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

Financial Highlights–Federated Municipal Bond Fund, Inc.–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended March 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.68	$10.66	$10.27	$10.73	$10.42
Income From Investment Operations:
Net investment income[1]	0.33	0.33	0.34	0.35	0.36
Net realized and unrealized gain (loss) on investments and futures contracts	(0.31)	0.01	0.39	(0.46)	0.30
TOTAL FROM INVESTMENT OPERATIONS	0.02	0.34	0.73	(0.11)	0.66
Less Distributions:
Distributions from net investment income	(0.32)	(0.32)	(0.34)	(0.35)	(0.35)
Net Asset Value, End of Period	$10.38	$10.68	$10.66	$10.27	$10.73
Total Return[2]	0.13%	3.31%	7.16%	(0.97)%	6.43%
Ratios to Average Net Assets:
Net expenses	0.87%	0.87%	0.87%	0.87%	0.87%
Net investment income	3.06%	3.10%	3.23%	3.42%	3.33%
Expense waiver/reimbursement[3]	0.07%	0.07%	0.08%	0.08%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$304,271	$331,876	$346,803	$355,711	$454,722
Portfolio turnover	14%	25%	16%	8%	22%
1	Per share number has been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

Financial Highlights–Federated Municipal Bond Fund, Inc.–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended March 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.69	$10.66	$10.27	$10.73	$10.42
Income From Investment Operations:
Net investment income[1]	0.24	0.24	0.25	0.27	0.27
Net realized and unrealized gain (loss) on investments and futures contracts	(0.32)	0.03	0.39	(0.47)	0.31
TOTAL FROM INVESTMENT OPERATIONS	(0.08)	0.27	0.64	(0.20)	0.58
Less Distributions:
Distributions from net investment income	(0.23)	(0.24)	(0.25)	(0.26)	(0.27)
Net Asset Value, End of Period	$10.38	$10.69	$10.66	$10.27	$10.73
Total Return[2]	(0.80)%	2.54%	6.28%	(1.79)%	5.57%
Ratios to Average Net Assets:
Net expenses	1.68%	1.69%	1.70%	1.71%	1.69%
Net investment income	2.25%	2.28%	2.40%	2.59%	2.52%
Expense waiver/reimbursement[3]	0.01%	0.00%[4]	0.00%	0.00%	0.00%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$4,061	$5,732	$7,303	$8,292	$11,434
Portfolio turnover	14%	25%	16%	8%	22%
1	Per share number has been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
4	Represents less than 0.005%.

ANNEX C - SALES CHARGE WAIVERS FOR SHAREHOLDERS PURCHASING THROUGH CERTAIN FINANCIAL INTERMEDIARIES
Merrill Lynch
Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following front-end sales charge waivers and shareholders redeeming Fund shares through a Merrill Lynch platform or account (regardless of purchase date) will be eligible only for the following contingent deferred, or back-end, sales charge (CDSC) waivers and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus.
Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch
•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•	Shares purchased by or through a 529 Plan
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third-party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
•	Shares purchased from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A, B and C Shares available at Merrill Lynch
•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts, that are converted to a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only). The CDSC applicable to the converted shares will be waived, and Merrill Lynch will remit to the Fund's Distributor a portion of the waived CDSC. Such portion shall be equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period.
C-1

Front-End Load Discounts Available at Merrill Lynch:
Breakpoints, Rights of Accumulation and Letters of Intent
•	Breakpoints as described in this prospectus
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time
C-2

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
CUSIP 313923401
CUSIP 313923880
Q453924 (10/17)
Federated Securities Corp., Distributor
Federated is a registered trademark of Federated Investors, Inc.
2017 ©Federated Investors, Inc.
STATEMENT OF ADDITIONAL INFORMATION
October 10, 2017
ACQUISITION OF THE ASSETS OF
FEDERATED NEW YORK MUNICIPAL INCOME FUND
A Portfolio of Federated Municipal Securities Income Trust
Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400
BY AND IN EXCHANGE FOR SHARES OF
FEDERATED MUNICIPAL BOND FUND, INC.
(Formerly, Federated Municipal Securities Fund, Inc.)
Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400
This Statement of Additional Information dated October 10, 2017, is not a Prospectus. A Prospectus/Proxy Statement dated October 10, 2017, related to the above-referenced matter may be obtained from Federated Municipal Bond Fund, Inc., and/or Federated New York Municipal Income Fund, by writing or calling Federated Municipal Bond Fund, Inc. and/or Federated New York Municipal Income Fund, at the address and telephone numbers shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

1.	Statement of Additional Information of Federated New York Municipal Income Fund, dated October 31, 2016.
2.	Statement of Additional Information of Federated Municipal Bond Fund, Inc., dated July 27, 2017.
3.	Audited Financial Statements of Federated New York Municipal Income Fund, dated August 31, 2016.
4.	Audited Financial Statements of Federated Municipal Bond Fund, Inc., dated March 31, 2017
5.	Unaudited Financial Statements for Federated New York Municipal Income Fund dated February 28, 2017.
1

INFORMATION INCORPORATED BY REFERENCE
The Statement of Additional Information of Federated New York Municipal Income Fund dated October 31, 2016, is incorporated by reference to Post-Effective Amendment No. 69 to its Registration Statement on Form N-1A (File Nos. 811-6165 and 33-36729), which was filed with the Securities and Exchange Commission (SEC) on October 26, 2016. A copy may be obtained from Federated New York Municipal Income Fund at 1-800-341-7400.
The Statement of Additional Information of Federated Municipal Bond Fund, Inc. dated July 27, 2017, is incorporated by reference to Post-Effective Amendment No. 85 to its Registration Statement on Form N-1A (File Nos. 811-2677 and 2-57181) which was filed with the Securities and Exchange Commission on July 26, 2017. A copy may be obtained from Federated Municipal Bond Fund, Inc. at 1-800-341-7400.
The audited financial statements of Federated New York Municipal Income Fund, dated August 31, 2016, are included in the Annual Report to shareholders of Federated New York Municipal Income Fund, which is incorporated by reference to filings with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on October 26, 2016.
The audited financial statements of Federated Municipal Bond Fund, Inc., dated March 31, 2017, are included in the Annual Report to shareholders of Federated International Leaders Fund, which is incorporated by reference to filings with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on May 25, 2017.
The unaudited financial statements of Federated New York Municipal Income Fund dated February 28, 2017, are included in the Semi-Annual Report to shareholders of Federated New York Municipal Income Fund, which is incorporated by reference to filings with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment company Act of 1940, as amended, on April 24, 2017.
PRO FORMA FINANCIAL INFORMATION
Pro forma financial information is not included in this Statement of Additional Information as Federated New York Municipal Income Fund's net asset value did not exceed 10% of Federated Municipal Bond Fund Inc.'s net asset value, both of which were measured as of a date within thirty days prior to the date of the filing of this registration statement in accordance with Instruction 2 to Item 14 of Form N-14.
2

FEDERATED NEW YORK MUNICIPAL FUND
FEDERATED MUNICIPAL BOND FUND, INC.
Investment Adviser
Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 1522-3779
Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Administrator
Federated Administrative Services
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
3

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Q453925 (10/17)
Federated Securities Corp., Distributor
Federated is a registered trademark of Federated Investors, Inc.
2017 ©Federated Investors, Inc.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the Proxy Card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy Card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the Proxy Card below.
3) Sign and date the Proxy Card.
4) Return the Proxy Card in the envelope provided.

If you vote by Telephone or Internet, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E32992-S62739	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

Proposal 1. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Municipal Bond Fund, Inc. (FMBDF) would acquire all, or substantially all, of the assets of Federated New York Municipal Income Fund (NYMIF), a portfolio of Federated Municipal Securities Income Trust, in exchange for Class A Shares and Class B Shares of FMBDF to be distributed pro rata by NYMIF to its shareholders of Class A Shares and Class B Shares, respectively, in a complete liquidation and dissolution of NYMIF.

Any such vote in FAVOR or AGAINST the Proposal will authorize the persons named as proxies to vote accordingly in FAVOR or AGAINST at any adjournment of the Special Meeting.

For	Against	Abstain

YOUR VOTE IS IMPORTANT

Please complete, sign and return this card as soon as possible.

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

E32993-S62739

Federated New York Municipal Income Fund

A portfolio of Federated Municipal Securities Income Trust

SPECIAL MEETING OF SHAREHOLDERS — November 27, 2017

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated New York Municipal Income Fund, a portfolio of Federated Municipal Securities Income Trust (the “Trust”), hereby revoking any proxy heretofore given, designate and appoint George Magera, Kary Moore, Edward Bartley, Maureen Ferguson, Allison Miller and Erin Dugan, as proxies to act at the Special Meeting of Shareholders (the “Special Meeting”) to be held on November 27, 2017 at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at

10:00 a.m. (Eastern Time), and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof and the attorneys named in this proxy will vote on such matters in their best judgment. With respect to any question as to an adjournment or postponement of the Special Meeting, the attorneys named will vote AGAINST such an adjournment those proxies that are required to vote against the Proposals and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FEDERATED MUNICIPAL SECURITIES INCOME TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

FEDERATED NEW YORK MUNI INCOME FUND A SPECIAL MEETING TO BE HELD ON 11/27/17 AT 10:00 A.M. EDT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 11/27/17 FOR FEDERATED NEW YORK MUNI INCOME FUND A

THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM **A**

FOR HOLDERS AS OF 09/28/17 *ISSUER CONFIRMATION COPY – INFO ONLY*				THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

1	1-0001	THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.		INSTRUCTIONS FOR EACH PROPOSAL

313923401
				FOR	AGN	ABS
1. * - TO APPROVE OR DISAPPROVE A PROPOSED AGREEMENT AND PLAN OF à REORGANIZATION PURSUANT TO WHICH FEDERATED MUNICIPAL BOND FUND, INC. (FMBDF) WOULD ACQUIRE ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF FEDERATED NEW YORK MUNICIPAL INCOME FUND (NYMIF) IN EXCHANGE FOR SHARES OF FMBDF, IN A COMPLETE LIQUIDATION AND DISSOLUTION OF NYMIF. (SEE PROXY STATEMENT FOR FULL PROPOSAL).			FOR-->>>	☐	☐	☐
0030301

*NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.				313923401
PLACE “X” HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge
51 MERCEDES WAY
EDGEWOOD NY 11717

HOUSEHOLDING ELECTION				IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) FEDERATED FUNDS ATTN: BETH DELL 1001 LIBERTY AVE PITTSBURGH, PA 15222

Mark “FOR” to enroll this account to receive certain future shareholder communications in a single package per household. Mark “AGAINST” if you do not want to participate. To change your election in the future, call 1-866-540-7095. See accompanying page for more information about this election.

(HH)

				FOR		AGN
				☐		☐
Page 1 of 2
FEDERATED NEW YORK MUNI INCOME FUND B SPECIAL MEETING TO BE HELD ON 11/27/17 AT 10:00 A.M. EDT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 11/27/17 FOR FEDERATED NEW YORK MUNI INCOME FUND B

THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM **A**

FOR HOLDERS AS OF 09/28/17 *ISSUER CONFIRMATION COPY – INFO ONLY*				THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

3	1-0001	THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.		INSTRUCTIONS FOR EACH PROPOSAL

313923880
				FOR	AGN	ABS
1. * - TO APPROVE OR DISAPPROVE A PROPOSED AGREEMENT AND PLAN OF à REORGANIZATION PURSUANT TO WHICH FEDERATED MUNICIPAL BOND FUND, INC. (FMBDF) WOULD ACQUIRE ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF FEDERATED NEW YORK MUNICIPAL INCOME FUND (NYMIF) IN EXCHANGE FOR SHARES OF FMBDF, IN A COMPLETE LIQUIDATION AND DISSOLUTION OF NYMIF. (SEE PROXY STATEMENT FOR FULL PROPOSAL).			FOR-->>>	☐	☐	☐
0030301

*NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.				313923880
PLACE “X” HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

Broadridge
51 MERCEDES WAY
EDGEWOOD NY 11717

HOUSEHOLDING ELECTION				IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) FEDERATED FUNDS ATTN: BETH DELL 1001 LIBERTY AVE PITTSBURGH, PA 15222

Mark “FOR” to enroll this account to receive certain future shareholder communications in a single package per household. Mark “AGAINST” if you do not want to participate. To change your election in the future, call 1-866-540-7095. See accompanying page for more information about this election.

(HH)

				FOR		AGN
				☐		☐
Page 1 of 2